UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14 (a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant []

Check the appropriate box:

[ ]      Preliminary Proxy Statement        [ ] Confidential, For Use by the
[X]      Definitive Proxy Statement             Commission Only (as permitted
[ ]      Definitive Additional Materials by Rule 14a-6(e)(2))
[ ]      Soliciting Material Under Rule 14a-12

                           Country Mutual Funds Trust
        -----------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

        -----------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies: N/A

------------------------------------------------------------------------

(2)  Aggregate number of securities to which transaction applies: N/A

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

--------------------------------------------------------------------------------

(4)  Proposed maximum aggregate value of transaction: N/A

--------------------------------------------------------------------------------

(5)  Total fee paid: N/A

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials. [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid: N/A

--------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.: N/A

--------------------------------------------------------------------------------
(3)  Filing Party: N/A

--------------------------------------------------------------------------------
(4)  Date Filed: N/A

--------------------------------------------------------------------------------
Notes:


                            COUNTRY GROWTH FUND, INC.
                       COUNTRY ASSET ALLOCATION FUND, INC.
                       COUNTRY TAX EXEMPT BOND FUND, INC.
                                        &
                 COUNTRY TAXABLE FIXED INCOME SERIES FUND, INC.
                            Country Money Market Fund
                     Country Short-Term Government Bond Fund
                           Country Long-Term Bond Fund

                                  808 IAA Drive
                           Bloomington, Illinois 61702



                            PROXY STATEMENT MATERIALS


                       IMPORTANT VOTING INFORMATION INSIDE


                                Table of Contents


Letter from the Chairman of the Boards
Notice of Annual Meeting of Shareholders
Proxy Statement
Proxy Card
Exhibit A:        Form of Agreement and Plan of Reorganization
Exhibit B:        Declaration of Trust



                            COUNTRY GROWTH FUND, INC.
                       COUNTRY ASSET ALLOCATION FUND, INC.
                       COUNTRY TAX EXEMPT BOND FUND, INC.
                                        &
                 COUNTRY TAXABLE FIXED INCOME SERIES FUND, INC.
                            Country Money Market Fund
                     Country Short-Term Government Bond Fund
                           Country Long-Term Bond Fund

                                  808 IAA Drive
                           Bloomington, Illinois 61702


August 31, 2001

Dear Shareholder:

We are pleased to invite you to an Annual Meeting of Shareholders of COUNTRY GROWTH FUND, INC., COUNTRY ASSET ALLOCATION FUND, INC., COUNTRY TAX EXEMPT BOND FUND, INC. and COUNTRY TAXABLE FIXED INCOME SERIES FUND, INC. (including COUNTRY MONEY MARKET FUND, COUNTRY SHORT-TERM GOVERNMENT BOND FUND AND COUNTRY LONG-TERM BOND FUND) (the "Funds") to be held in the Board of Directors room of the Illinois Agricultural Association(R) building, 1701 N. Towanda Avenue, Bloomington, Illinois on Monday, October 29, 2001 at 10:30 a.m. central time. At the meeting you will be asked to vote on important proposals affecting the Funds. The Boards of Directors of the Funds unanimously agreed that these proposals are in the Funds' and your best interests.

I am sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please do not delay. When shareholders fail to return their proxies, additional expenses incur to pay for follow-up mailings and telephone calls. PLEASE REVIEW THIS PROXY STATEMENT AND SIGN AND RETURN THE PROXY CARD TODAY.

After reviewing each matter carefully, the Boards of Directors unanimously recommend that you vote `FOR' each proposal.

YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES YOU OWN. Detailed information about the proposals and the reasons for them are contained in the proxy statement. Please take the time to review the material, cast your vote on the enclosed proxy card and return the Proxy Card in the enclosed postage-paid envelope.

We thank you for your time in considering these important proposals and for your continuing investment in and support of COUNTRY Mutual Funds.


Sincerely,


/s/ Ronald R. Warfield
----------------------
Ronald R. Warfield
President & Director




                            COUNTRY GROWTH FUND, INC.
                       COUNTRY ASSET ALLOCATION FUND, INC.
                       COUNTRY TAX EXEMPT BOND FUND, INC.
                                        &
                 COUNTRY TAXABLE FIXED INCOME SERIES FUND, INC.
                            Country Money Market Fund
                     Country Short-Term Government Bond Fund
                           Country Long-Term Bond Fund


                                  808 IAA Drive
                           Bloomington, Illinois 61702

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       To Be Held Monday, October 29, 2001

THIS IS THE FORMAL AGENDA FOR THE FUNDS' ANNUAL MEETING. IT TELLS YOU WHAT MATTERS WILL BE VOTED ON AND THE TIME AND PLACE OF THE MEETING, IN CASE YOU WANT TO ATTEND IN PERSON.

TO OUR SHAREHOLDERS:

An Annual Meeting of Shareholders of COUNTRY GROWTH FUND, INC., COUNTRY ASSET ALLOCATION FUND, INC., COUNTRY TAX EXEMPT BOND FUND, INC. and COUNTRY TAXABLE FIXED INCOME SERIES FUND, INC. (including COUNTRY MONEY MARKET FUND, COUNTRY SHORT-TERM GOVERNMENT BOND FUND AND COUNTRY LONG-TERM BOND FUND) (collectively with their series, the "Funds"), will be held in the Board of Directors room of the Illinois Agricultural Association(R)building, 1701 N. Towanda Avenue, Bloomington, Illinois on Monday, October 29, 2001 at 10:30 a.m., central time, to vote on the following proposals:

     1.   A  proposal  to  approve  an  Agreement  and  Plan  of  Reorganization providing for the reorganization of the Funds from Maryland corporations into a Delaware business trust, Country Mutual Funds Trust (the "Trust") with individual series for each of the Funds (the "Successor Funds"). THE BOARDS OF DIRECTORS RECOMMEND THAT YOU VOTE FOR THIS PROPOSAL.

     2. A proposal to approve certain changes to the fundamental investment restrictions of each of the Funds. THE BOARDS OF DIRECTORS RECOMMEND THAT YOU VOTE FOR THIS PROPOSAL.

     3. A proposal to elect the nominees named in the attached proxy statement to serve on the Funds' Boards of Directors. THE BOARDS OF DIRECTORS RECOMMEND THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE.

     4. Any other business that may properly come before the meeting or any adjournment.

Shareholders of record at the close of business on August 31, 2001 are entitled to receive notice of and to vote at the Annual Meeting or any postponements or adjournments.

                             YOUR VOTE IS IMPORTANT.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY.
--------------------------------------------------------------------------------

As a shareholder of the Fund(s), you are asked to attend the Meeting either in person or by proxy. If you are unable to attend the Meeting, we urge you to complete, sign, date and return the enclosed proxy card in the enclosed postage prepaid envelope. Your prompt return of the proxy card will help assure a quorum at the Meeting and avoid additional expenses to the Fund associated with further solicitation. Sending in your proxy card will not prevent you from voting your shares in person at the Meeting and you may revoke your proxy by advising the Secretary of the Fund in writing (by subsequent proxy or otherwise) of such revocation at any time before it is voted.
--------------------------------------------------------------------------------

                                       By Order of the Boards of Directors,

                                       /s/ Paul M. Harmon
                                       -------------------
                                       Paul M. Harmon
                                       Secretary

Bloomington, Illinois
August 31, 2001




                                 PROXY STATEMENT
                                       OF
                            COUNTRY GROWTH FUND, INC.
                       COUNTRY ASSET ALLOCATION FUND, INC.
                       COUNTRY TAX EXEMPT BOND FUND, INC.
                                        &
                 COUNTRY TAXABLE FIXED INCOME SERIES FUND, INC.
                            Country Money Market Fund
                     Country Short-Term Government Bond Fund
                           Country Long-Term Bond Fund


This proxy statement contains the information you should know before voting on the proposals summarized below regarding Country Growth Fund, Inc., Country Asset Allocation Fund, Inc., Country Tax Exempt Bond Fund, Inc. and Country Taxable Fixed Income Series Fund, Inc. (the "Companies") (the Companies and their series are collectively referred to herein as the "Funds" and individually as the "Fund").

The Funds will furnish without charge a copy of their Annual Report and most recent Semi-Annual Report to any shareholder who asks for them. Shareholders who want to obtain a copy of the Funds' reports should write to: Country Mutual Funds, PO Box 701, Milwaukee, WI 53201-0701 or should call (800) 245-2100.

                                  INTRODUCTION

This proxy statement is being used by the Boards of Directors to solicit proxies to be voted at an Annual Meeting of Shareholders of the Funds. This meeting will be held in the Board of Directors room of the Illinois Agricultural Association(R) Building, 1701 N. Towanda Avenue, Bloomington, Illinois 61702, at 10:30 a.m., central time, on Monday, October 29, 2001 to consider and act upon the following:

     1.   A  proposal  to  approve  an  Agreement  and  Plan  of  Reorganization providing for the reorganization of the Funds from Maryland corporations into a Delaware business trust, Country Mutual Funds Trust (the "Trust") with individual series for each of the Funds (the "Successor Funds"). THE BOARDS OF DIRECTORS RECOMMEND THAT YOU VOTE FOR THIS PROPOSAL.

     2. A proposal to approve certain changes to the fundamental investment restrictions of each of the Funds. THE BOARDS OF DIRECTORS RECOMMEND THAT YOU VOTE FOR THIS PROPOSAL.

     3. A proposal to elect the nominees named in the attached proxy statement to serve on the Funds' Boards of Directors. THE BOARDS OF DIRECTORS RECOMMEND THAT YOU VOTE FOR THE ELECTION OF EACH NOMINEE.

     4. Any other business that may properly come before the meeting or any adjournment.


These proposals affect shareholders of all Funds. This proxy statement and the proxy card are being mailed to the Funds' shareholders on or about September 21, 2001.

WHO IS ELIGIBLE TO VOTE?

Shareholders of record on August 31, 2001, are entitled to attend and vote on each proposal at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the proposals. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                                   PROPOSAL 1
               TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

At the meeting, the shareholders of each of the Companies will be asked to approve the reorganization. If shareholder approval is obtained for one or more of the Funds, and the other conditions to the closing of the reorganization (the "Closing") are met, shareholders of each of the Funds approving the proposal will receive shares of the Successor Fund equal in value to their holdings of Fund shares immediately before the reorganization. Each Fund approving the proposal will then be terminated and liquidated, and the Companies will be dissolved under Maryland law and deregistered under the Investment Company Act of 1940, as amended (the "1940 Act").

Each Successor Fund will differ in some respects from the Funds, and these differences are described in more detail below. The following sections describe:

     >>   Purpose of the Reorganization
     >>   Description of the Reorganization
     >>   Governance of the Trust
     >>   Changes to Names & Investment Strategies of Certain Funds
     >>   New Share Classes of the Funds
     >>   Comparison of Investment Policies & Restrictions
     >>   Ratification of Election of Trustees
     >>   Other Information About the Reorganization

PURPOSE OF THE REORGANIZATION

At the meeting of the Funds' Boards of Directors on July 30, 2001, the Directors, including the Directors who are not "interested persons" of the Funds or their Adviser ("Independent Directors"), unanimously approved and recommended that the Funds' shareholders approve a reorganization of the Funds as series of a business trust under the laws of the state of Delaware. The Funds are currently organized through four (4) separate corporations under the laws of the state of Maryland. The most efficient way for the Funds to become a Delaware business trust is by a tax-free reorganization of the type described in this proxy statement.

By operating all six (6) Funds under one Delaware business trust, the Funds will take advantage of the greater operational flexibility available under the Delaware Business Trust Act and the efficiencies of operating under one corporate charter. These advantages include:

     o Cost savings relating to the reduction of certain accounting, legal and securities registration costs, through streamlining our corporate structure from four (4) corporations into one (1) business trust. These savings will be partially offset by additional costs associated with operating multiple classes and other changes associated with the reorganization;

     o Granting the Funds' Trustees greater power to act without shareholder approval, thus avoiding the time and expense of calling a shareholder meeting, mailing proxy materials and soliciting shareholders; and

     o Enabling the Funds to adopt new methods of operation and employ new technologies that are expected to reduce costs of operation and are generally not expressly permitted under Maryland law, such as electronic communications with shareholders.

Also, as described below, reorganization of the Funds will entail several other changes that will benefit shareholders. These changes include new names and investment strategies for some of the Funds, the creation of new classes of shares of the Funds and streamlined investment restrictions.

Based on information provided by the Funds' Adviser, COUNTRYSM Trust Bank, and distributor, Quasar Distributors, LLC, the Boards of Directors believe that reorganizing the Funds as series of a Delaware business trust offers certain advantages over the current form of organization. The Funds' management expects that shareholders ultimately will benefit from these advantages. In addition, the new form of organization will not change the investment objectives, policies or procedures of the Funds, except as described in this proxy statement. Because it believes that these advantages would allow the Funds to operate more
efficiently,   the  Boards  of  Directors  have  determined  that  the  proposed
reorganization   would  be  in  the  best  interests  of  the  Funds  and  their shareholders.

DESCRIPTION OF REORGANIZATION

The reorganization will take place according to the terms and conditions of an Agreement and Plan of Reorganization between the Funds and the Delaware business trust. You are being asked to approve the Agreement and Plan of Reorganization, a copy of the form of which is attached to this proxy statement as Exhibit A. The agreement provides for the reorganization of the Funds as series of a Delaware business trust on the following terms:

          A new Delaware business trust has been created with one trustee and shareholder. The sole shareholder will, prior to the reorganization, elect a full Board of Trustees, authorize the issuance of the proper series and classes of shares, approve the investment advisory agreement, distribution plan and other agreements, approve the selection of auditors and all other actions necessary for the Trust to begin operations.

          The reorganization is scheduled to occur on or about October 31, 2001. The Funds will transfer all of their assets to a corresponding series of the new Delaware business trust and the new series will assume all of the Funds' liabilities. Until the completion of this transfer and the actions described below, the Successor Funds will have no assets.

          Each Successor Fund will issue to the corresponding Fund a number of Class Y shares identical to the number of, and with the same net asset value per share as, the corresponding Fund's common shares.

          Each Fund will distribute shares of the corresponding Successor Fund to shareholders of record of the Fund on the reorganization date. As a result, shareholders of the Funds will end up as Class Y shareholders of the Successor Funds.

After the reorganization, the Funds will be terminated and you will own shares of the Successor Funds, which will continue to carry on the business of the Funds in substantially the same manner as before the reorganization.

The Funds' Boards of Directors may terminate the Agreement and Plan of Reorganization (even if the shareholders of the Funds have already approved it) at any time before the reorganization date, if the Boards believe that proceeding with the reorganization would no longer be advisable.


GOVERNANCE OF THE TRUST

If shareholders approve this proposal, the Funds will be governed by one Delaware Declaration of Trust rather than by four Maryland Articles of Incorporation. The table below will answer several questions that you might have about how the Successor Funds' operations under the Delaware Declaration of Trust will differ from operation of the Funds under the Maryland Articles of Incorporation.


                                                                                 MARYLAND            DELAWARE
DIFFERENCES IN FUND OPERATIONS                                                 CORPORATIONS       BUSINESS TRUST

o        Liability for state franchise taxes?                                      Yes                  No
o        Can the fund issue unlimited number of shares?                             No                 Yes
o        Can the fund offer multiple classes of shares, without amending            No                 Yes
         governing documents.
o        Do the Directors/Trustees have the power to amend the governing       Generally no        Generally yes
         instrument without shareholder approval?
o        Termination possible without shareholder approval?                         No                 Yes
o        Can the Directors/Trustees amend the bylaws with a majority (as            No                 Yes
         opposed to a supermajority) vote?
o        Can Directors/Trustees act without a meeting, with the written             No                 Yes
         approval of a majority of members?
o        Can Directors/Trustees effect a merger or consolidation with               No                 Yes
         another entity without shareholder approval?
o        Can Directors/Trustees cause any series to become a separate               No                 Yes
         trust without shareholder approval?
o        Can Directors/Trustees change the corporation's or trust's                 No                 Yes
         domicile without shareholder approval?
o        Can Directors/Trustees approve a share split without                  Generally no            Yes
         shareholder approval?
o        Is dollar based voting (i.e., one vote per dollar of net asset             No                 Yes
         value, rather than one vote per share) permissible?
o        Does state law impose additional Director/Trustee liability                Yes                No
         other than what the federal securities law already prescribes?
o        Does state law impose additional possible shareholder liability            Yes                No
         for receipt of distributions in excess of legal limits?
o        Quorum of Shareholder Requirements                                 Majority of Shares  1/3 % of Shares
o        Quorum of Director/Trustee Requirements                               Majority of      1/3rd of Trustees
                                                                                Directors


Although these changes will reduce the role of shareholders in governing certain aspects of the Funds, they will benefit shareholders in many ways. They will reduce expenses that otherwise would be borne by shareholders, such as the expenses related to conducting an Annual or Special Meeting of Shareholders, and will reduce accounting, legal and securities registration costs through streamlining the corporate structure. They will permit the Board of Trustees to more quickly take actions that benefit shareholders. They will make it easier to convene meetings of the Board of Trustees and shareholders.

The above discussion is only a summary of certain of the differences between (i) The Trust, its Declaration of Trust and Bylaws and Delaware law, and (ii) the Funds, their Articles of Incorporation and Bylaws and Maryland law. It is not a complete list of differences. You may refer to the provisions of the Articles of Incorporation and Bylaws of the Funds and Maryland law, and the Declaration of Trust, Trust Bylaws and Delaware law for a more thorough comparison. The Declaration of Trust is attached as Exhibit B. You can also obtain a copy of the Companies' Articles of Incorporation, Bylaws, and the Declaration of Trust and Trust Bylaws without charge by calling the Secretary of the Funds at (309) 557-2542.

CHANGES TO NAMES AND INVESTMENT STRATEGIES OF CERTAIN FUNDS

As previously noted, there will be some differences between the names and investment strategies of the Funds and the Successor Funds. These changes do not require shareholder approval, however, and the Funds will adopt these changes even if shareholders do not approve the reorganization.

----------------------------- ---------------------------- -------------------------- -------------------------
          Current Name                  New Name              Change In Investment       Change In Strategy
                                                                   Limitations
----------------------------- ---------------------------- -------------------------- -------------------------
Country Asset Allocation Fund Country Balanced Fund        Balanced Fund will be      None.  The Fund has
                                                           required to invest no less historically been
                                                           than 25% in bonds and no   operated within these
                                                           more than 75% in stocks    constraints, although
                                                           (and no less than 25% in   it was not required to
                                                           stocks and no more than    do so.
                                                           75% in bonds).
----------------------------- ---------------------------- -------------------------- -------------------------
Country Short-Term Government Country Short-Term Bond Fund The Short-Term Bond Fund   Greater flexibility to
Bond Fund                                                  will not be required to    invest in corporate
                                                           invest 80% of its assets   bonds. Under previous
                                                           in Government Bonds, as    SEC rules, the Fund
                                                           it would have been         could invest up to 35%
                                                           under new SEC rules if     of assets in non-Government
                                                           "Government" was           bonds, which amount would
                                                           left in the name           have been reduced to 20%
                                                           of Successor Fund,         under new SEC rules. By
                                                           under new SEC              eliminating "Government"
                                                           rules.                     from the name, the Successor
                                                                                      Fund will be able to
                                                                                      invest freely in both
                                                                                      government and corporate
                                                                                      bonds.
----------------------------- ---------------------------- -------------------------- -------------------------
Country Long-Term Bond Fund   Country Bond Fund            The Successor Fund will    More flexibility in
                                                           not be required to         average maturity of the
                                                           maintain a dollar-weighted Fund.  The Successor
                                                           average maturity of ten    Fund will be able to
                                                           (10) or more years, as it  maintain a maturity of
                                                           would have under new SEC   five (5) years or
                                                           rules, if "Long-Term" were more.  Therefore, it is
                                                           left in the name of the    likely that at times
                                                           Fund.                      the Bond Fund will
                                                                                      operate with a lower
                                                                                      average maturity than
                                                                                      at present as the
                                                                                      Long-Term Bond Fund.
------------------------------------------------------------------------------------- -----------------------

CLASSES OF SHARES OF EACH FUND

One difference between operation of the Funds and the Successor Funds is that the Successor Funds (except the Money Market Fund) will begin offering two classes of shares for sale to the public. As described in more detail below, shareholders of the Funds as of the Closing will receive Class Y shares of the applicable Successor Fund . Class Y shares will not be subject to an initial sales charge (although they will have a 12b-1 Plan of Distribution, in substantially the same form as currently used by the Funds). On a going forward basis after the reorganization, as of a date to be selected by the Board of Trustees and officers of the Trust (currently estimated to be January 1, 2002), the Successor Funds will begin the sale of Class A shares of each series (except the Money Market Fund). Class A shares will be subject to an initial sales charge and will also have a 12b-1 Plan of Distribution in substantially the same form as currently used by the Funds.

The purpose for offering Class A shares is to grow the assets of the Trust, with resulting reductions in the relative expenses of the Successor Funds.

Existing shareholders of the Funds will not be adversely affected by the creation of Class A shares, because they will not be subject to a sales charge on their existing shares and will be eligible to purchase Class Y shares of any of the COUNTRY Mutual Funds. Others eligible to purchase Class Y shares will include: trust and investment management customers of COUNTRY Trust Bank (the "Adviser"), and employees and agents of the Adviser and its affiliated companies. A complete list of those eligible to purchase Class Y shares will be provided in the new Prospectus of the Successor Funds.

Comparison of Investment Policies and Restrictions

Except as described in these Proxy Materials, the Funds' investment objectives, principal investment strategies and investment risks will not change as a result of the reorganization. However, as noted, after the reorganization, the
Successor Funds will have a more streamlined set of fundamental and non-fundamental investment policies and restrictions. Some of the Funds' current investment policies and restrictions may limit their respective portfolio managers from investing in a security that is both consistent with the investment objective of such Fund and that may be a good investment. One reason for changing some of these investment policies is to remove restrictions that unnecessarily hamper the portfolio managers' investment discretion. Many of these restrictions were put in place by the Funds as a result of the directives of various state securities commissions. Changes to federal securities laws have superseded these directives. Another reason is the desire to create consistency between the investment restrictions of the various COUNTRY Mutual Funds. Finally, some of the changes have been made to comply with new SEC rules relating to the names of mutual funds.

The following chart describes the changes to the Fundamental Investment
Restrictions:

--------------- -------------------------------- -------------------------------- -----------------------------------
    Fund                    Before                           After                    Purposes / Intended Effect
--------------- -------------------------------- -------------------------------- -----------------------------------
     All        All Funds are prohibited from    No Fund will: Borrow money or    Consistency between Successor
                borrowing money, except as a     authorize or issue any class     Funds.  Simplify language and
                temporary measure for            of senior securities, except     create greater flexibility to
                extraordinary or emergency       to the extent permitted by the   adapt to future changes in laws
                purposes and subject to a        1940 Act, the rules and          and regulations.  Prevent the
                limit of 10% of assets (5% if    regulations thereunder and any   need to seek shareholder approval
                the debt matures more than 60    exemptive relief obtained by     each time there is a change in
                days after issuance). The        the Funds.                       the laws and regulations relating
                Money Market Fund also cannot                                     to borrowing by funds.
                borrow more than 10% of
                assets, but is not subject to
                the 5% limitation.   However,
                it is also prohibited from
                purchasing securities at any
                time a loan to such fund is
                outstanding.
--------------- -------------------------------- -------------------------------- -----------------------------------
     All        No fund will underwrite or       No Fund will: Underwrite or      Add exception for underwriting
                participate in the               participate in the               restrictions to permit normal
                underwriting of securities of    underwriting of securities of    purchases and sales of securities
                other issuers.                   other issuers, except when it    that may technically be
                                                 might technically be deemed to   considered "underwriting."
                                                 be an underwriter either (a)     Prevent inadvertent violations of
                                                 in connection with the           Fundamental Investment
                                                 disposition of a portfolio       Restrictions.
                                                 security, or (b) in connection
                                                 with the purchase of
                                                 securities directly from the
                                                 issuer thereof in accordance
                                                 with its investment
                                                 objective.  This restriction
                                                 shall not limit the Funds'
                                                 ability to invest in
                                                 securities issued by other
                                                 registered investment
                                                 companies.
--------------- -------------------------------- -------------------------------- -----------------------------------
     All        No fund will purchase or sell    No Fund will:  purchase or       Add exception to real estate
                real estate, commodities, or     sell real estate, commodities,   restrictions to permit
                commodity contracts.             or commodity contracts.          investments in real estate
                                                 However, subject to other        companies and real estate
                                                 investment policies and          acquired through default,
                                                 restrictions the Funds may       liquidation or other
                                                 invest in securities of          distributions.  Clarify permitted
                                                 companies that deal in real      practices and prevent inadvertent
                                                 estate or are engaged in the     violations of Fundamental
                                                 real estate business.  A Fund    Investment Restrictions.
                                                 may hold and sell real estate
                                                 acquired through default,
                                                 liquidation or other
                                                 distribution of an interest in
                                                 real estate as a result of the
                                                 Fund's ownership of
                                                 securities.
--------------- -------------------------------- -------------------------------- -----------------------------------
Money Market    Invest more than 5% of its       No Fund will: Purchase           Add provision permitting
                total assets in the securities   securities (except securities    investments in the securities of
                of any one issuer.               issued or guaranteed by the US   any one issuer in the manner
                                                 Government, its agencies or      prescribed by Rule 2a-7 of the
                                                 instrumentalities) of any one    1940 Act. Prevent inadvertent
                                                 issuer if, as a result, more     violations of Fundamental
                                                 than 5% of its total assets      Investment Restrictions and Rule
                                                 will be invested in the          2a-7.  Prevent need to seek
                                                 securities of such issuer or     shareholder approval each time
                                                 if it would own more than 10%    Rule 2a-7 is amended or
                                                 of the voting securities of      reinterpreted.
                                                 such issuer, except that (a)
                                                 up to 25% of its total assets
                                                 may be invested without regard
                                                 to these limitations; and (b)
                                                 a Fund's assets may be
                                                 invested in the securities of
                                                 one or more management
                                                 investment companies to the
                                                 extent permitted by the 1940
                                                 Act, the rules and regulations
                                                 thereunder and any exemptive
                                                 relief obtained by the Funds.
                                                 Notwithstanding the foregoing
                                                 paragraph, in order to
                                                 maintain a stable net asset
                                                 value per share, the Money
                                                 Market Fund follows the
                                                 practice of limiting its
                                                 investment in the securities
                                                 of any one issuer in the
                                                 manner prescribed by Rule 2a-7
                                                 of the 1940 Act and compliance
                                                 with Rule 2a-7 shall be
                                                 considered compliance with the
                                                 investment restrictions of
                                                 this paragraph.
---------------- ------------------------------- -------------------------------- -----------------------------------
    Growth       The GROWTH FUND will not:       No Fund will:  Purchase          Add exception to per-issuer
                 Concentrate the investments of  securities (except securities    limitation for 25% of the
                 more than 25% of the total      issued or guaranteed by the US   Successor Funds' assets. Create
                 value of its assets in any      Government, its agencies or      consistency with other Successor
                 single industry.                instrumentalities) of any one    Funds.  Greater flexibility for
                                                 issuer if, as a result, more     portfolio managers. Eliminate
                                                 than 5% of its total assets      restriction that went beyond
                                                 will be invested in the          requirements of 1940 Act.
                                                 securities of such issuer or
                                                 if it would own more than 10%
                                                 of the voting securities of
                                                 such issuer, except that (a)
                                                 up to 25% of its total assets
                                                 may be invested without regard
                                                 to these limitations; and (b)
                                                 a Fund's assets may be
                                                 invested in the securities of
                                                 one or more management
                                                 investment companies to the
                                                 extent permitted by the 1940
                                                 Act, the rules and regulations
                                                 thereunder and any exemptive
                                                 relief obtained by the Funds.
---------------- -------------------------------- -------------------------------- -----------------------------------

In addition, the Board proposes to adopt the following Non-fundamental Investment Restrictions in order to comply with new SEC Rule 35d-1 under the 1940 Act. While the Board may make changes to these policies in the future they will provide the shareholders with at least 60 days' prior notice.

------------- -------------------------------- -------------------------------- -----------------------------------
     Fund                 Before                           After                    Purposes / Intended Effect
------------- -------------------------------- -------------------------------- -----------------------------------
  Short-Term     No Restriction, previously.  The Short-Term Bond, Bond and     Add restriction that require
  Bond, Bond                                  Tax Exempt Bond Funds will not    80% assets be invested in
  and                                         invest less than 80% of their     bonds.  Add restriction for
  Tax Exempt                                  assets in bonds.  The Tax         Tax Exempt Bond Fund that
  Bond Funds                                  Exempt Bond Fund will not         requires that 80% of assets
                                              invest less than 80% its          be invested in securities the
                                              assets in investments the         income of which is exempt from
                                              income from which is exempt       federal income tax. Comply with
                                              income tax.                       new SEC Rule 35d-1 under the 1940
                                                                                Act.
------------- ------------------------------- -------------------------------- -----------------------------------
   Balanced   No Restriction, previously      The Balanced Fund will not:       Add restriction requiring that
                                              Invest less than 25% of its       the Balanced Fund, at all times,
                                              assets in equities or less        be invested at least 25% in
                                              than 25% of its assets in         equities and 25% in bonds.
                                              fixed income securities.          Comply with SEC guidance for
                                                                                Balanced Funds.
------------- ------------------------------- -------------------------------- -----------------------------------

This discussion is only a summary of certain of the differences between the Fundamental Investment Restrictions found in the SAI of the Funds and the Successor Funds. For a thorough comparison of the Fundamental Investment Restrictions and changes to the Non-fundamental Investment Restrictions and other investment policies, you may refer to the provisions of the current SAI of the Funds and the proposed SAI of the Successor Funds. You can obtain a copy of the current and proposed SAI by calling the Secretary of the Funds at (309) 557-2542.

RATIFICATION OF THE ELECTION OF TRUSTEES

As series of a Delaware business trust, the Funds will be governed by a Board of Trustees whose duties and responsibilities in governing mutual funds are essentially the same as those of the Boards of Directors. By voting in favor of the reorganization, stockholders of the Funds effectively will be ratifying the election by the Trust's sole initial shareholder of the Board of Trustees comprised of the members described below in the description of Proposal 3.

OTHER INFORMATION ABOUT THE REORGANIZATION

     Shareholder Accounts

The Funds' transfer agent will establish accounts for all fund shareholders containing the appropriate number of shares of the Trust to be received by each shareholder at the close of the reorganization. Each account will be identical in all material respects to those currently maintained by the Funds for their shareholders.

     Shareholder Voting Rights & Meetings

The voting rights of shareholders will change as a result of the conversion. Under the Articles of Incorporation of the four (4) Maryland corporations, each shareholder is entitled to one vote for each share owned. Under the Declaration of Trust of the Trust, shareholders are entitled to one vote for each dollar value invested. This will eliminate any discrepancy in voting rights between shareholders of different series, based solely on the difference in share prices.

The Funds do not intend to conduct Annual Meetings of shareholders each year. There is no requirement that either a Maryland corporation or a Delaware business trust conduct an annual meeting of shareholders each year, except, when required to elect directors (trustees) and for certain other actions. Because a Delaware business trust is not required to obtain shareholder approval for certain actions (described above) that do require shareholder approval for Maryland corporations, it is anticipated that the Trust will conduct fewer shareholder meetings than were held by the Maryland corporations.

     Service Providers

The Funds and Successor Funds have the same service providers. Upon completion of the reorganization, these service providers will continue to serve the Successor Funds in the capacities indicated:


----------------------------------------------------------------------------
                    Service Providers to Country Mutual Funds
----------------------------------------------------------------------------
Investment Adviser               Country Trust Bank
-------------------------------- -------------------------------------------
Distributor                      Quasar Distributors, LLC
-------------------------------- -------------------------------------------
Custodian                        Country Trust Bank
-------------------------------- -------------------------------------------
Transfer Agent                   Firstar Mutual Fund Services, LLC
-------------------------------- -------------------------------------------
Administrator                    Firstar Mutual Fund Services, LLC
-------------------------------- -------------------------------------------
Accounting Service Provider      Firstar Mutual Fund Services, LLC
-------------------------------- -------------------------------------------
Independent Auditors             PricewaterhouseCoopers LLP
-------------------------------- -------------------------------------------


     Selection of Auditors

By voting in favor of the reorganization, stockholders of the Funds effectively will be ratifying the selection by the Trust's sole initial shareholder of PricewaterhouseCoopers, LLP as auditors for the Trust for the fiscal year ending June 30, 2002. PricewaterhouseCoopers, LLP currently serves as auditors of the Funds. PricewaterhouseCoopers, LLP has no direct or indirect financial interest in the Funds or the Trust, except as auditors and independent accountants.

     Investment Advisory Agreement

Country Trust Bank currently serves as investment adviser to the Funds, and the Trust and Country Trust Bank will enter into an Investment Advisory Agreement that is identical in substance to the current agreements between the Funds and the Adviser. By voting in favor of the reorganization, stockholders of the Funds effectively will be ratifying the selection of Country Trust Bank as investment adviser to the Trust and the approval by the Trust's sole initial shareholder of the Investment Advisory Agreement.

     Distribution Plan

The Trust will adopt a Distribution Plan that is identical in substance to the current Plans adopted by the Funds. By voting in favor of the reorganization, stockholders of the Funds effectively will be ratifying the adoption of a Plan of Distribution under Rule 12b-1 for all of the Successor Funds (except the Money Market Fund) and the approval of the Trust's sole initial shareholder of the Plan of Distribution.

     Expenses of the Reorganization

The costs of the reorganization are expected to be approximately $50,000. Country Trust Bank and Country Capital Management Company will bear the costs of the reorganization. However, the Successor Funds will have some additional costs associated with operating multiple classes of shares and due to other changes associated with the reorganization.

     Tax Consequences

The reorganization will be tax-free for federal income tax purposes and will not take place unless the Funds receive a satisfactory opinion from Dechert, counsel to the Funds, substantially to the effect that:

          The reorganization  will be a  "reorganization"  within the meaning of
          Section 368(a)(1) of the Internal Revenue Code of 1986 (the "Code"), and each fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

          No gain or loss will be recognized by the Funds upon (1) the transfer of all of its assets and liabilities to the new series as described above or (2) the distribution by the Funds of shares of the Successor Funds to the Funds' shareholders;

          No gain or loss will be recognized by the Successor Funds upon the receipt of the Funds' assets solely in exchange for the issuance of shares of the Successor Funds and the assumption of all of the Funds' liabilities by the Successor Funds;

          The tax basis of the assets of the Funds acquired by the Successor Funds will be the same as the tax basis of those assets in the hands of the Funds immediately before the transfer;

          The tax holding period of the assets of the Funds in the hands of the Successor Funds will include the Funds' tax holding period for those assets;

          The shareholders of the Funds will not recognize gain or loss upon the exchange of all their shares of the Funds solely for shares of the Successor Funds as part of the reorganization;

          The tax basis of shares of the Successor Funds received by the Funds' shareholders in the reorganization will be the same as the tax basis of the shares of the Funds surrendered in exchange; and

          The tax holding period of the shares of the Successor Funds received by the Funds' shareholders will include the tax holding period of the Funds' shares surrendered in the exchange, provided that the shares of the Funds were held as capital assets on the date of the exchange.

     Surrender of Share Certificates

If your shares are represented by one or more share certificates before the reorganization date, you must either surrender the certificates to the Funds or deliver to the Funds a lost certificate affidavit, in the form that the Funds require. In addition, the Funds may require a surety bond to accompany the affidavit. On the reorganization date, all certificates that have not been surrendered: will be canceled, will not evidence ownership of a Fund's shares and will evidence ownership of a Successor Fund's shares.

Shareholders may not redeem or transfer shares of the Successor Funds received in the reorganization until they have surrendered their Fund share certificates or delivered a lost certificate affidavit. THE SUCCESSOR FUND WILL NOT ISSUE SHARE CERTIFICATES IN THE REORGANIZATION.

                       BOARD EVALUATION AND RECOMMENDATION

For the reasons described above, the Boards of Directors of the Funds, including the Independent Directors, unanimously approved the reorganization. In particular, the Directors determined that the reorganization was in the best interests of the Funds and that the interests of the Funds' shareholders would not be diluted as a result of the reorganization.

THE DIRECTORS RECOMMEND THAT THE FUNDS' SHAREHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

REQUIRED VOTE

The affirmative vote of two-thirds (2/3rds) of each Fund's shares outstanding and entitled to vote is required to approve the reorganization of such Fund as a series of a Delaware business trust.


                                   PROPOSAL 2
                 CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS

In the event that the reorganization is not approved, the Board nevertheless proposes to change the Fundamental Investment Restrictions in the manner set forth earlier. These changes can not be made without shareholder approval. The changes to the Fund names and investment strategies discussed above will also be made if the reorganization is not approved, since they do not require shareholder vote.

           CHANGES TO FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

The proposed changes to the fundamental investment policies and restrictions of each of the Funds are described in detail in Proposal 1. The Boards of Directors believe that it would be advantageous to the Funds and their shareholders to proceed with these changes, even if the shareholders do not approve the reorganization as a whole. For more detailed discussion of these changes, please consult Proposal 1(Comparison of Investment Policies and Restrictions).

The proposed Fundamental Investment Restrictions are set forth below:

------------ ----------------- -------------------------------------------------
                   Fund        Fundamental Investment Restrictions
------------ ----------------- -------------------------------------------------
    2A             All         No Fund will: Borrow money or authorize or
                               issue any class of senior securities, except to
                               the extent permitted by the 1940 Act, the rules
                               and regulations thereunder and any exemptive
                               relief obtained by the Funds.
------------ ----------------- -------------------------------------------------
    2B             All         No Fund will: Underwrite or participate in the
                               underwriting of securities of other issuers,
                               except when it might technically be deemed to be
                               an underwriter either (a) in connection with the
                               disposition of a portfolio security, or (b) in
                               connection with the purchase of securities
                               directly from the issuer thereof in accordance
                               with its investment objective.  This restriction
                               shall not limit the Funds' ability to invest
                               in securities issued by other registered
                               investment companies.
------------ ----------------- -------------------------------------------------
    2C             All         No Fund will:  purchase or sell real estate,
                               commodities, or commodity contracts. However,
                               subject to other investment policies and r
                               restrictions the Funds may invest in securities
                               of companies that deal in real estate or are
                               engaged in the real estate business.  A Fund may
                               hold and sell real estate acquired through
                               default, liquidation or other distribution of an
                               interest in real estate as a result of the Fund's
                               ownership of securities.
------------ ----------------- -------------------------------------------------
    2D         Money Market    No Fund will: Purchase securities (except
                               securities issued or guaranteed by the US
                               Government, its agencies or instrumentalities) of
                               any one issuer if, as a result, more than 5% of
                               its total assets will be invested in the
                               securities of such issuer or if it would own more
                               than 10% of the voting securities of such issuer,
                               except that (a) up to 25% of its total assets may
                               be invested without regard to these limitations;
                               and (b) a Fund's assets may be invested in the
                               securities of one or more management investment
                               companies to the extent permitted by the 1940
                               Act, the rules and regulations thereunder and any
                               exemptive relief obtained by the Funds.
                               Notwithstanding the foregoing paragraph, in order
                               to maintain a stable net asset value per share,
                               the Money Market Fund follows the practice of
                               limiting its investment in the securities of any
                               one issuer in the manner prescribed by Rule 2a-7
                               of the 1940 Act and compliance with Rule 2a-7
                               shall be considered compliance with the
                               investment restrictions of this paragraph.
------------ ----------------- -------------------------------------------------
    2E            Growth       No Fund will:  Purchase securities (except
                               securities issued or guaranteed by the US
                               Government, its agencies or instrumentalities) of
                               any one issuer if, as a result, more than 5% of
                               its total assets will be invested in the
                               securities of such issuer or if it would own more
                               than 10% of the voting securities of such issuer,
                               except that (a) up to 25% of its total assets may
                               be invested without regard to these limitations;
                               and (b) a Fund's assets may be invested in the
                               securities of one or more management investment
                               companies to the extent permitted by the 1940
                               Act, the rules and regulations thereunder and any
                               exemptive relief obtained by the Funds.
------------ ----------------- -------------------------------------------------


                       BOARD EVALUATION AND RECOMMENDATION

The Boards of Directors of the Funds, including the Independent Directors believe the above referenced changes to the names and investment strategies of certain Funds and the investment policies and restrictions of each of the Funds is in the best interests of the Funds and the Funds' shareholders.

THE DIRECTORS RECOMMEND THAT THE FUNDS' SHAREHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE INVESTMENT POLICIES AND RESTRICTIONS OF EACH OF THE FUNDS.

REQUIRED VOTE

The fundamental investment restrictions may only be changed by the vote of a majority of a fund's outstanding shares, which means the lesser of: (1) 67% of such fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of such fund's outstanding shares.


                                   PROPOSAL 3
                         ELECTION OF BOARDS OF DIRECTORS

If the stockholders of any of the Funds do not approve the reorganization, stockholders of any Fund not approving the reorganization will be asked to elect each of the seven nominees described below as Directors of the Funds. Directors elected at the Meeting will serve as Directors until the next meeting of stockholders called for this purpose or until their successors are elected and qualified. Of those seven individuals, Messrs. Warfield, Shauman and Phelps and Ms. Erickson, Miller and Cole currently serve on the Boards of the Funds. Mr. Grace has not previously served on the Boards. Mr. Allen is not standing for reelection. Unless you direct otherwise, the persons named on the accompanying proxy card intend to vote at the meeting for the election of each nominee.

The following table sets forth each nominee's position(s) with the fund, age, address, principal occupation or employment during the past five years and Directorships.

-------------------------------------------------------------------------------------------------------------
                            Interested Directors (1)
------------------------------- ------------------ ----------------------------------------------------------
NAME, AGE, POSITION(S) WITH     FIRST BECAME       PRINCIPAL OCCUPATION OR EMPLOYMENT AND
THE FUND, ADDRESS (2)           DIRECTOR           OTHER DIRECTORSHIPS
------------------------------- ------------------ ----------------------------------------------------------
Ronald R. Warfield, 58          1994               Director and President:  Illinois Agricultural
Director & President                               Association and Affiliated Companies, 1993 to date(3);
                                                   Director and President: Country Trust Bank(4), 1993 to
                                                   date;  Director: American Farm Bureau Federation and
                                                   certain of its Affiliated Companies, 1996
                                                   to date. Farmer.
------------------------------- ------------------ ----------------------------------------------------------
Robert L. Phelps, 49 Director   2000               Director: Illinois Agricultural Association and
                                                   Affiliated Companies, 1992 to date; Director:  Country
                                                   Trust Bank, 1996 to date.  Farmer.
------------------------------- ------------------ ----------------------------------------------------------
Wendell L. Shauman, 56          1999               Director: Illinois  Agricultural Association and
Director                                           Affiliated Companies, 1992 to 2000;   Director:
                                                   Country Trust Bank, 1998 to 2000.  Farmer.
-------------------------------------------------------------------------------------------------------------



                    Non-Interested (Independent) Directors
------------------------------- ------------------ ----------------------------------------------------------
NAME, AGE, POSITION(S) WITH     FIRST BECAME       PRINCIPAL OCCUPATION OR EMPLOYMENT AND
THE FUND, ADDRESS (2)           DIRECTOR           OTHER DIRECTORSHIPS
------------------------------- ------------------ -----------------------------------------------------------
Nancy J. Erickson, 44 Director  1995               President of McHatton Farm Management, Inc., 1981
                                                   to date. Farmer.
------------------------------- ------------------ -----------------------------------------------------------
Ailene Miller, 75               1991               McLean County (Illinois) Board Member, 1986 to date;
Director                                           Member of IAA Foundation Trustee Emeritus, 1988 to date.
------------------------------- ------------------ -----------------------------------------------------------
Charlot R. Cole, 60 Director    1996               Property Developer, 1979 to date; Member Macoupin-Greene
                                                   County Cooperation Extension Council (formerly Macoupin
                                                   County Cooperative Extension Council), 1992 to date and
                                                   President, 1995 to date; Secretary/Treasurer, Cole
                                                   Farms, Inc., 1993 to date. Farmer.
------------------------------- ------------------ -----------------------------------------------------------
Roger D. Grace, 54              Nominee            Director, Illini FS, Inc., 1990 to date; Secretary,
Director                                           Illini FS, Inc., 1997 to date.  Farmer.
------------------------------- ------------------ -----------------------------------------------------------

------------------------

               (1) Each of the interested Directors/nominees serves (or in the case of Mr. Shauman, served within the past two (2) years) as a Director of the Illinois Agricultural Association
                    (IAA), Illinois Agricultural Holding Co. (IAHC), Country Life Insurance Company (CLIC), Country Mutual Insurance Company (CMIC), Country Trust Bank (CTB) and Country Capital Management Company (CCMC). IAA owns 98.3% of the outstanding voting securities of IAHC. IAHC owns 99.9% of the outstanding voting securities of CLIC. CLIC owns 95% (and CMIC owns 5% of) the outstanding voting securities of CTB. CLIC owns 100% of the outstanding voting securities of CCMC. Ronald R. Warfield is President of IAA, IAHC, CLIC, CMIC and CTB and Chairman of the Board of CCMC.
               (2) The mailing address for all the Funds' Officers and Directors is in care of the COUNTRY Mutual Funds, 808 IAA Drive, Bloomington, Illinois 61702.
               (3) Affiliated Companies of the Illinois Agricultural Association include without limitation members of the
                    COUNTRY Insurance & Financial Services Group, Illinois Agricultural Holding Co., AgriVisor Services, Inc., Illinois Agricultural Service Company and IAA Foundation.
               (4) Country Trust Bank was formed on May 1, 2000 and is the successor to IAA Trust Company an Illinois corporation with trust powers which was reorganized into a federal thrift.

As of June 30, 2001, the Officers, Directors and nominees, as a group, owned less than one percent (1%) of the outstanding shares of each of the Funds. Information about beneficial ownership of shares is based on information provided to the Funds by the Officers, Directors and nominees.

The same seven individuals serve on the Boards of all four corporations, representing the six Funds that comprise the COUNTRY Mutual Funds complex.

The following individual currently serves on the Boards of the Funds, but is not standing for reelection as a Director of the Companies:

---------------------------------- ---------------------------------------------
NAME, AGE, POSITION WITH THE FUND  PRINCIPAL OCCUPATION OR EMPLOYMENT AND OTHER
                                   DIRECTORSHIPS
---------------------------------- ---------------------------------------------
Herbert G. Allen, 71               Farmer.
Director
---------------------------------- ---------------------------------------------

During the fiscal year ended June 30, 2001, the Boards of Directors held four meetings. All of the nominees then serving as Directors attended at least 75% of the meetings of the Boards or applicable committee, if any, held during the fiscal year.

All of the nominees,  except for Wendell L. Shauman,  Roger D. Grace, and Robert
L. Phelps were most recently elected as Directors of the Fund at the Annual Meeting of Stockholders held on September 30, 1996, to serve until the next meeting of stockholders or until their successors are elected and qualified. All nominees have consented to serve as Directors and the Boards of Directors have no reason to believe that any of the persons named will become unavailable for election. Should any nominee withdraw from the election or otherwise be unable to serve, the named proxies will vote for the election of such substitute nominee as the Boards of Directors may recommend, unless a decision is made to reduce the number of Directors serving on the Boards of Directors.


          Equity Securities Beneficially Owned by Directors & Nominees

---------------------------------- ------------------------------------- ----------------------------------
      Name of Director or Nominee  Dollar Range of Equity Securities    Aggregate Dollar Range of Equity
                                     In The Funds                        Securities In All Funds Overseen
                                                                         or to be Overseen by Director or
                                                                          Nominee in Family of Investment
                                                                                     Companies
---------------------------------- ------------------------------------- ----------------------------------
Ronald R. Warfield                 Growth: $10,001-$50,000
                                   Asset Allocation: $10,001-$50,000
                                   Tax Exempt: None                                Over $100,000
                                   Short-Term Gov't: $1-$10,000
                                   Long-Term: $10,001-$50,000
                                   Money Market: $10,001-$50,000
---------------------------------- ------------------------------------- ----------------------------------
Robert L. Phelps                   Growth: $10,001-$50,000
                                   Asset Allocation: $1-$10,000
                                   Tax Exempt: None                               $10,001-$50,000
                                   Short-Term Gov't: None
                                   Long-Term: None
                                   Money Market:$1-$10,000
---------------------------------- ------------------------------------- ----------------------------------
Charlot R. Cole                    Growth: $10,001-$50,000
                                   Asset Allocation: $10,001-$50,000
                                   Tax Exempt: $1-$10,000                         $10,001-$50,000
                                   Short-Term Gov't: None
                                   Long-Term: None
                                   Money Market: $1-$10,000
---------------------------------- ------------------------------------- ----------------------------------
Nancy J. Erickson                  Growth: None
                                   Asset Allocation: None
                                   Tax Exempt: None                                    None
                                   Short-Term Gov't: None
                                   Long-Term: None
                                   Money Market: None
---------------------------------- ------------------------------------- ----------------------------------
Ailene Miller                      Growth: Over $100,000
                                   Asset Allocation: None
                                   Tax Exempt: None                                Over $100,000
                                   Short-Term Gov't: None
                                   Long-Term: None
                                   Money Market: None
---------------------------------- ------------------------------------- ----------------------------------
Wendell L. Shauman                 Growth: $1-$10,000
                                   Asset Allocation: $10,001-$50,000
                                   Tax Exempt: None                               $10,001-$50,000
                                   Short-Term Gov't: None
                                   Long-Term: None
                                   Money Market: $1-$10,000
---------------------------------- ------------------------------------- ----------------------------------
Roger D. Grace                     Growth: None
                                   Asset Allocation: None
                                   Tax Exempt: None                                    None
                                   Short-Term Gov't: None
                                   Long-Term: None
                                   Money Market: None
---------------------------------- ------------------------------------- ----------------------------------

None of the Directors or Nominees hold any interest in the Funds' Adviser, Principal Underwriter or any person directly or indirectly controlling, controlled by or under common control with the Funds' Adviser or Principal Underwriter.

                               EXECUTIVE OFFICERS

Following is a list of the Funds' Executive Officers who are neither Directors nor Director nominees. Each Executive Officer who was elected by the Directors is expected to serve until a successor is chosen and qualified, or until resignation or removal by the Boards. The business address of the Officers of the Funds is 1701 N. Towanda Avenue, Bloomington, Illinois 61702.

------------------------------- ------------------ -----------------------------------------------------------
    Name of Officer, Age &        Service Since           Principal Occupation(s) for Last Five Years
     Position With Funds
------------------------------- ------------------ -----------------------------------------------------------
John Blackburn, 53                    2001         Chief Executive Officer: COUNTRY Insurance & Financial
Vice President                                     Services(1), 2001 to date; Senior Vice President
                                                   Marketing:  COUNTRY Insurance & Financial Services, 1996
                                                   to 2001.
------------------------------- ------------------ -----------------------------------------------------------
Robert W. Rush, Jr. , 56 Vice         1999         Executive Vice President & Trust Officer: Country Trust
President                                          Bank, 1999 to date: Chairman, President & CEO: Bank One
                                                   Illinois, 1972 to 1999 (includes predecessor positions and companies).
------------------------------- ------------------ -----------------------------------------------------------
Bruce D. Finks, 48                    1996         Vice President - Investments: Country Trust Bank, 1995 to
Vice President                                     date.
------------------------------- ------------------ -----------------------------------------------------------
Richard M. Miller, 63                 1992         Senior Vice President and Senior Trust Officer: Country
Vice President                                     Trust Bank, 1991 to date.
------------------------------- ------------------ -----------------------------------------------------------
Phillip T. Nelson, 44 Vice            2000         Director and Vice President:  Illinois Agricultural
President                                          Association and Affiliated Companies, 1999 to date; Vice
                                                   President: Country Trust Bank, 1999 to date; President -
                                                   LaSalle County Farm Bureau 1993 to 1999. Farmer.
------------------------------- ------------------ -----------------------------------------------------------
Paul M. Harmon, 59 General            1995         General Counsel: Illinois Agricultural Association and
Counsel & Secretary             (Secretary) 1996   Affiliated Companies, 1996 to date; Secretary: Illinois
                                (GeneralCounsel)   Agricultural Association and affiliated companies, 1998
                                                   to date; General Counsel & Secretary, Country Trust Bank,
                                                   1996 to date.
------------------------------- ------------------ -----------------------------------------------------------
David A. Magers, 46 Treasurer         1999         Vice President- Finance & Treasurer: Illinois
                                                   Agricultural Association and Affiliated Companies, 1998
                                                   to date; Controller:  Illinois Agricultural Association
                                                   and Affiliated Companies, 1988 to date.  Treasurer:
                                                   Country Trust Bank,  1998 to date.
------------------------------- ------------------ -----------------------------------------------------------
Richard F. Day, 61                    1992         Controller, Country Trust Bank, 1974 to date.
Controller
------------------------------- ------------------ -----------------------------------------------------------

               (1) COUNTRY Insurance & Financial Services is a group of insurance and financial services companies which includes:
                    Country Mutual Insurance Company, Country Preferred Insurance Company, Country Casualty Insurance Company, Country Life Insurance Company, Country Investors Life Assurance Company, Country Medical Plans, Inc., Country
                    Capital Management Company, Country Trust Bank and CC Services, Inc. and other Affiliated Companies.

REMUNERATION OF DIRECTORS AND OFFICERS

Directors of the Funds are  entitled to $200  (Growth  Fund) and $50 (each other
Fund) for each day or a portion thereof spent in a meeting or meetings of the Boards of Directors or while engaged in special work authorized by the President or the Boards of Directors and to reimbursement of expenses for each Directors' meeting attended or while engaged in special work authorized by the President or by the Boards of Directors. Directors and Officers receive no other compensation from the Fund for their services. During the fiscal year ended June 30, 2001, the aggregate amount of fees and expenses paid by the Funds to Directors and Officers was $7,348.

The following table provides information about the compensation paid by the Funds to the nominees for their services as Fund Directors during the most recent fiscal year. The Funds paid no pension or retirement benefits to the Directors. The Funds paid no salary or other compensation to Officers of the Funds.

------------------------------ ----------------------------------- ----------------------------------
NAME OF PERSON, POSITION       AGGREGATE COMPENSATION FROM EACH    TOTAL COMPENSATION FROM EACH FUND
                               FUND FOR FISCAL YEAR ENDED JUNE 30, AND FUND COMPLEX FOR FISCAL YEAR
                               2001                                ENDED JUNE 30, 2001
------------------------------ ----------------------------------- ----------------------------------
Charlot R. Cole, Director      Growth:  $947
                               Asset Allocation: $218
                               Tax Exempt: $212                               $1,679
                               Short-Term Gov't: $88
                               Long-Term: $98
                               Money Market: $116
------------------------------ ----------------------------------- -----------------------------
Nancy J. Erickson, Director    Growth:  $942
                               Asset Allocation: $218
                               Tax Exempt: $211                               $1,668
                               Short-Term Gov't: $86
                               Long-Term: $97
                               Money Market: $114
------------------------------ ----------------------------------- -----------------------------
Ailene Miller, Director        Growth: $839
                               Asset Allocation: $205
                               Tax Exempt: $203                               $1,474
                               Short-Term Gov't: $72
                               Long-Term: $74
                               Money Market: $81
------------------------------ ----------------------------------- -----------------------------
Ronald R. Warfield, Director*  Growth:  None
                               Asset Allocation:  None
                               Tax Exempt:  None                               None
                               Short-Term Gov't:  None
                               Long-Term:  None
                               Money Market:  None
------------------------------ ----------------------------------- -----------------------------
Robert L. Phelps, Director*    Growth: $255
                               Asset Allocation: $57
                               Tax Exempt: $54                                $4,52
                               Short-Term Gov't: $24
                               Long-Term: $27
                               Money Market: $35
------------------------------ ----------------------------------- -----------------------------
Wendell L. Shauman, Director*  Growth: $203
                               Asset Allocation: $50
                               Tax Exempt: $50                                $3,55
                               Short-Term Gov't: $17
                               Long-Term: $17
                               Money Market: $18
------------------------------ ----------------------------------- -----------------------------

* Directors who are also directors, officers or employees of the investment adviser of the Funds are not currently compensated by the Funds. However, during the fiscal year ended June 30, 2001, certain directors who are directors, officers or employees of the investment adviser were paid fees by the Funds, as described in the chart.

                              BOARDS RECOMMENDATION

THE FUNDS' DIRECTORS RECOMMEND THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE TO SERVE AS A DIRECTOR OF THE FUNDS UNTIL THE ELECTION OR APPOINTMENT OF THEIR SUCCESSOR(S).

REQUIRED VOTE

A plurality of the shares of each of the Funds present in person or by proxy at the Meeting and entitled to vote is required to elect the Nominees.

                                  OTHER MATTERS

INFORMATION CONCERNING THE CURRENT ORGANIZATION OF THE FUNDS

The Funds are open-end management investment companies organized as corporations under the laws of the state of Maryland on August 5, 1965 (Growth Fund), March 20, 1978 (Asset Allocation Fund & Tax Exempt Bond Fund) and April 14, 1981 (Taxable Fixed Income Series Fund).

INFORMATION CONCERNING THE FUNDS' ADVISER

Country Trust Bank, 808 IAA Drive, Bloomington, Illinois 61702, serves as investment adviser to the Funds, pursuant to Advisory Agreements dated September 29, 1992 (for the Growth, Tax Exempt and Money Market Funds), April 23, 1993 (for the Asset Allocation Fund) and October 1, 1996 (for the Short-Term Government Bond and Long-Term Bond Fund). The Adviser is organized as a federal thrift and is a bank as that term is defined in the Investment Company Act of 1940. The Adviser was previously organized as an Illinois corporation on December 30, 1970 and was reorganized as a federal thrift effective May 1, 2000. The Adviser exercises fiduciary powers as permitted by its charter with the Office of Thrift Supervision. For the fiscal year ended June 30, 2001, approximately 17% of the Adviser's income was received from trust service fees. The Adviser is supervised by the Office of Thrift Supervision.

INFORMATION CONCERNING THE FUNDS' DISTRIBUTOR AND ADMINISTRATOR

Quasar Distributors, LLC (the 'Distributor') is the distributor of the Funds pursuant to Distribution Agreements with each of the Funds dated September 1, 2000. The Distributor is a Wisconsin limited liability company formed on January 21, 2000, and is a broker-dealer registered with the SEC and a member of the National Association of Securities Dealers, Inc. The Distributor, located at 615
E. Michigan Street, Milwaukee, WI 53202 is a wholly-owned subsidiary of Firstar Mutual Fund Services, LLC (the administrator, transfer agent and accounting/pricing agent for the Fund). Firstar Mutual Fund Services, LLC is located at the same address as the Distributor. At the present time, the Distributor serves as distributor for 17 other nonaffiliated Fund groups.

INFORMATION CONCERNING THE FUNDS' INDEPENDENT ACCOUNTANTS

Audit services performed by PricewaterhouseCoopers LLP during the most recent fiscal year included examination of the financial statements of the Fund, review of filings with the Securities and Exchange Commission and preparation of tax returns.

During the fiscal year ended June 30, 2001, the Funds paid the following fees to PricewaterhouseCoopers LLP:

------------------ ---------------------------------- --------------------------
 Audit Fees         Financial Information Systems      All Other Fees1
                   Design and Implementation Fees1
------------------ ---------------------------------- --------------------------
 $72,000            $ 0                                $4,500
------------------ ---------------------------------- --------------------------

               1 The aggregate fees billed for financial information systems design and implementation services and all other fees include services rendered by PricewaterhouseCoopers LLP to the Funds, its investment adviser, and entities controlling, controlled by or under common control with the investment adviser that provide services to the Funds.

Effective  February  5, 2001,  new  Securities  and  Exchange  Commission  rules generally require the disclosure in a Fund's proxy statement of whether the Fund's Audit Committee considered whether the provision of non-audit services to the Fund and of professional services to the Fund's adviser and to entities controlling, controlled by, and under common control with, the Fund's adviser that provide services to the Fund is compatible with maintaining the independence of the Fund's independent accountants.

INFORMATION CONCERNING COMMITTEES

The Funds currently have an Executive Committee, Nominating Committee and an Audit Committee, but do not have a Compensation Committee.

The Executive Committee is currently comprised of Directors Warfield, Allen and Miller. Under the Bylaws of the Funds, the Executive Committee is empowered to exercise any and all of the powers of the Boards of Directors in the management of the business and affairs of the Funds. The Executive Committee did not hold any meetings during the last fiscal year. It is anticipated that the Trust will have an Executive Committee substantially identical to the current committee of the Funds.

The four (4) disinterested Directors (currently Herb Allen, Charlot Cole, Nancy Erickson and Ailene Miller) of the Funds serve on the Audit and Nominating Committee of the Funds' Boards of Directors. The functions of the Audit Committee include recommending independent auditors to the Boards, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Boards. The Audit Committee was formed by the Boards of Directors on April 30, 2001, and did not hold any meetings during the last fiscal year, but met subsequently on July 30, 2001. It is anticipated that the Trust will have an Audit Committee substantially identical to the current committee of the Funds.

The function of the Nominating Committee is to nominate for election (or appointment) non-interested Directors of the Funds. The Nominating Committee did not hold any meetings during the last fiscal year, but met subsequently on July 30, 2001, and nominated Roger D. Grace for election by the shareholders. It is anticipated that the Trust will have a Nominating Committee substantially identical to the current committee of the Funds.

                       INFORMATION CONCERNING THE MEETING

VOTING RIGHTS

Each share of the Funds is entitled to one vote and each fractional share is entitled to that fractional vote. The vote required to approve each proposal is described in the proposal.

Shares of the Funds represented in person or by proxy, including shares that abstain or do not vote on a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal.

Shareholders of each of the Funds (including each Series, individually) will vote separately to approve each Proposal.

SOLICITATION OF PROXIES

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by a proxy solicitation firm, by the Directors, Officers and employees of the Funds, by personnel of the Adviser, the Funds' principal distributor, and the Funds' transfer agent or by broker-dealer firms. The Adviser has retained D.F. King & Co., Inc. to assist in the solicitation of proxies for certain of the Funds at an estimated cost of $10,000 which will be borne by the Adviser.

The mailing address of the Funds and the Adviser is 808 IAA Drive, Bloomington, Illinois 61702. The address of the distributor, Quasar Distributors, LLC, is 615
E. Michigan Street, Milwaukee, Wisconsin 53202.

REVOKING PROXIES

A shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

     o By filing a written notice of revocation with the Funds' distributor, Quasar Distributors, LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

     o By returning a duly executed proxy with a later date before the time of the meeting, or

     o If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the Secretary of the Funds (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

OUTSTANDING SHARES AND QUORUM

As of June 30, 2001, the following number of shares of common stock of each of the Funds were outstanding: Growth Fund, 8,011,019; Asset Allocation Fund, 1,328,342; Tax Exempt Bond Fund, 1,830,105; Money Market Fund, 65,087,937;
Short-Term Government Bond Fund, 2,774,775; Long-Term Bond Fund, 4,270,243.

Only shareholders of record on August 31, 2001, (record date) are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of each Fund that are entitled to vote will be considered a quorum for the transaction of business.

VOTING REQUIREMENTS

     1. Approving the reorganization: two-thirds (2/3rds) of the outstanding shares of each Fund.

     2. Approving Changes to Fundamental Investment Restrictions: a majority of each Fund's outstanding shares, which means the lesser of: (1) 67% of such fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of such Fund's outstanding shares.

     3. Election of Directors: A plurality of the shares of each Fund present in person or by proxy at the Meeting and entitled to vote.

OTHER BUSINESS

The Funds' Boards of Directors know of no business to be presented for consideration at the meeting other than the proposals in this proxy statement and the approval of the minutes of the 1996 annual meeting. Approval of the minutes indicates only that the minutes accurately reflect the events of the meeting. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

ADJOURNMENTS

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning that proposal. Any adjournment will require the affirmative vote of a majority of the Funds' shares present at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of a proposal, the persons named as proxies will vote those proxies favoring that proposal in favor of adjournment, and will vote those proxies against the proposal against adjournment.

TELEPHONE AND ELECTRONIC VOTING

In addition to soliciting proxies by mail, by fax or in person, the Funds may arrange to have votes recorded by telephone by Officers and employees of the Funds or by personnel of the Adviser or transfer agent. The telephone and electronic voting procedures are designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded.

     o A shareholder will be called on a recorded line at the telephone number in the Funds' account records and will be asked to provide the shareholder's social security number or other identifying information.

     o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

     o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

OWNERSHIP OF SHARES OF THE FUND

To the knowledge of the Funds, as of June 30, 2001, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Funds.

------------------------------- ---------------------------- ------------------ ----------------------------
             FUND                      ACCOUNT NAME          NUMBER OF SHARES        PERCENT OF SHARES
                                                                                    BENEFICIALLY OWNED
                                                                                 DIRECTLY OR INDIRECTLY ON
                                                                                       JUNE 30, 2001
------------------------------- ---------------------------- ------------------ ----------------------------
Country Growth Fund, Inc.       IAATCO
                                c/o COUNTRYSM  Trust Bank      4,546,021.42                56.8%
                                808 IAA Drive
                                Bloomington, IL  61702
------------------------------- ---------------------------- ------------------ ----------------------------
Country Asset Allocation        IAATCO
Fund, Inc.                      c/o COUNTRYSM  Trust Bank      1,001,127.47                75.4%
                                808 IAA Drive
                                Bloomington, IL  61702
------------------------------- ---------------------------- ------------------ ----------------------------
Country Tax Exempt Bond Fund,   IAATCO
Inc.                            c/o COUNTRYSM  Trust Bank       149,788.81                 8.2%
                                808 IAA Drive
                                Bloomington, IL  61702
------------------------------- ---------------------------- ------------------ ----------------------------
Country Money Market Fund       IAATCO
                                c/o COUNTRYSM  Trust Bank      54,073,246.09               83.4%
                                808 IAA Drive
                                Bloomington, IL  61702
------------------------------- ---------------------------- ------------------ ----------------------------
Country Short-Term Government   IAATCO
Bond Fund                       c/o COUNTRYSM  Trust Bank      2,578,784.88                93.0%
                                808 IAA Drive
                                Bloomington, IL  61702
------------------------------- ---------------------------- ------------------ ----------------------------
Country Long-Term Bond Fund     IAATCO
                                c/o COUNTRYSM  Trust Bank       4,126,769.8                96.8%
                                808 IAA Drive
                                Bloomington, IL  61702
------------------------------- ---------------------------- ------------------ ----------------------------
Country Asset Allocation        COUNTRY Life Insurance          96,227.589                 7.24%
Fund, Inc.                      Company(R)
                                P.O. Box 2000
                                Bloomington, IL  61702-2000
------------------------------- ---------------------------- ------------------ ----------------------------
Country Short-Term Government   COUNTRY Life Insurance          149,455.984                5.39%
Bond Fund                       Company(R)
                                P.O. Box 2000
                                Bloomington, IL  61702-2000
------------------------------- ---------------------------- ------------------ ----------------------------
Country Tax Exempt Bond Fund    COUNTRY Mutual Insurance        234,484.573                12.8%
                                Company(R)
                                1701 Towanda Avenue
                                Bloomington, IL 61702
------------------------------- ---------------------------- ------------------ ----------------------------

Security Ownership of Management: The Officers and Directors (and nominee Directors/Trustees) of each of the Funds do not own, as a group, more than one percent of any of the Funds. IAATCO, COUNTRY Life Insurance and COUNTRY Mutual Insurance are affiliated with the investment adviser. Record ownership of shares by the affiliates of the percentages indicated in the chart above will likely increase the chance that shareholders approve the proposal.

Approximately 99.99% of the issued and outstanding stock of COUNTRY Life Insurance Company is owned by Illinois Agricultural Holding Co. and 98.30% of the shares of the latter company are owned by Illinois Agricultural Association(R) of 1701 N. Towanda Avenue, Bloomington, Illinois, an Illinois not-for-profit corporation which was formed to promote agriculture and the mutual interests of its members therein.


                                                    Respectfully Submitted,


                                                     /s/ Paul M. Harmon
                                                     -------------------
August 31, 2001                                      Paul M. Harmon
Bloomington, Illinois                                Secretary



                                   APPENDIX 1

                                   PROXY CARD

                            COUNTRY GROWTH FUND, INC.
                       COUNTRY ASSET ALLOCATION FUND, INC.
                       COUNTRY TAX EXEMPT BOND FUND, INC.
                                                         &
                 COUNTRY TAXABLE FIXED INCOME SERIES FUND, INC.
                           Country Money Market Fund
                           Country Short-Term Government Bond Fund
                           Country Long-Term Bond Fund
--------------------------------------------------------------------------------
The undersigned holder of shares of beneficial interest of the COUNTRY Growth Fund, Inc., COUNTRY ASSET ALLOCATION FUND, INC., COUNTRY TAX EXEMPT BOND FUND, INC. or COUNTRY TAXABLE FIXED INCOME SERIES FUND, INC., (including COUNTRY MONEY MARKET FUND, COUNTRY SHORT-TERM GOVERNMENT BOND FUND AND COUNTRY LONG-TERM BOND
FUND) (the "Funds") hereby constitutes and appoints Paul M. Harmon, or in his absence, David A. Magers, as proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the Annual Meeting of Shareholders of the Funds to be held on Monday, October 29, 2001, at Earl Smith Hall, Illinois Agricultural Association(R) Building, 1701 N. Towanda Avenue, Bloomington, Illinois, at 10:30 a.m. central time, and at any and all adjournments thereof, relating to all shares of the Fund(s) held by the undersigned or relating to all shares of the Fund(s) held by the undersigned which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies previously given by the undersigned relating to the meeting are hereby revoked.

Specify your desired action by check marks in the appropriate space. This proxy will be voted as specified. If no specification is made, the proxy will be voted in favor of each item. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their
--------------------------------------------------------------------------------

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible.

Please sign exactly as your name or names appear above. When signing as attorney, executor, administrator, Trustee or guardian, please give your full title as such.

If a corporation, please sign in full corporate name by president or other authorized Officer.

If a partnership, please sign in partnership name by authorized person.


              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

-------------------------------------------------------------------------- -------------- ------------- --------------
VOTE ON PROPOSALS                                                               FOR       AGAINST       ABSTAIN
-------------------------------------------------------------------------- -------------- ------------- --------------
1.  To approve the Agreement and Plan of Reorganization                         [ ]           [ ]            [ ]
-------------------------------------------------------------------------- -------------- ------------- --------------
2.  To approve changes to the Fund's fundamental investment restrictions:
-------------------------------------------------------------------------- -------------- ------------- --------------
2a. All Funds:  To approve changes to the Fund's fundamental investment         [ ]           [ ]            [ ]
restriction regarding borrowing.
-------------------------------------------------------------------------- -------------- ------------- --------------
2b. All Funds:  To approve changes to the Fund's fundamental investment         [ ]           [ ]            [ ]
restriction regarding underwriting of securities.
-------------------------------------------------------------------------- -------------- ------------- --------------
2c. All Funds:  To approve changes to the Fund's fundamental investment         [ ]           [ ]            [ ]
restriction regarding purchase of real estate, commodities and commodity contracts.
-------------------------------------------------------------------------- -------------- ------------- --------------
2d. Money Market Fund only:  To approve changes to the Fund's                   [ ]           [ ]            [ ]
fundamental investment restriction regarding limitation on investments in any one issuer.
-------------------------------------------------------------------------- -------------- ------------- --------------
2e. Growth Fund only:  To approve changes to the Fund's fundamental             [ ]           [ ]            [ ]
investment restriction regarding limitation on investments in any one issuer.
-------------------------------------------------------------------------- -------------- ------------- --------------
VOTE ON DIRECTORS                                                               FOR         AGAINST        ABSTAIN
                                                                                ALL           ALL
                                                                            (Except as
                                                                             indicated)*
-------------------------------------------------------------------------- -------------- ------------- --------------
3.  To elect the all of the nominees listed below to the Boards of
Directors (except as marked to the contrary below).                             [ ]           [ ]            [ ]

* Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.
----------------------------------------------------------------------------------------------------------------------
                               Ronald R. Warfield
                                Robert L. Phelps
                                 Charlot R. Cole
                                Nancy J. Erickson
                                  Ailene Miller
                               Wendell L. Shauman
                                 Roger D. Grace
-------------------------------------------------------------------------- -------------- ------------- --------------
4.  To transact any other business that may properly come before the
meeting or any adjournment.                                                     [ ]           [ ]            [ ]
-------------------------------------------------------------------------- -------------- ------------- --------------


Signature (Joint Owners)            Date




                                     FORM OF
                      AGREEMENT AND PLAN OF REORGANIZATION

                            COUNTRY GROWTH FUND, INC.
                       COUNTRY ASSET ALLOCATION FUND, INC.
                       COUNTRY TAX EXEMPT BOND FUND, INC.
                 COUNTRY TAXABLE FIXED INCOME SERIES FUND, INC.
                           COUNTRY MUTUAL FUNDS TRUST


     This AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this _____ day of _______, 2001 by and between COUNTRY GROWTH FUND, INC, a Maryland corporation, for itself and on behalf of its sole series Country Growth Fund, COUNTRY ASSET ALLOCATION FUND, INC., a Maryland corporation, for itself and on behalf of its sole series Country Asset Allocation Fund, COUNTRY TAX EXEMPT BOND FUND, INC., a Maryland corporation, for itself and on behalf of its sole series Country Tax Exempt Bond Fund, COUNTRY TAXABLE FIXED INCOME SERIES FUND, INC., a Maryland corporation, for itself and on behalf of its three series Country Money Market Fund, Country Short-Term Government Bond Fund, and Country Long-Term Bond Fund, and COUNTRY MUTUAL FUNDS TRUST, a Delaware business trust, on behalf of its six series Country Growth Fund, Country Balanced Fund, Country Tax Exempt Bond Fund, Country Money Market Fund, Country Short-Term Bond Fund, and Country Bond Fund




     WHEREAS, the COUNTRY GROWTH FUND, INC., COUNTRY ASSET ALLOCATION FUND, INC., COUNTRY TAX EXEMPT BOND FUND, INC., and COUNTRY TAXABLE FIXED INCOME SERIES FUND, INC., (each a "Company" and collectively, the "Companies") and the COUNTRY MUTUAL FUNDS TRUST, (the "Trust") are open-end management investment companies registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Act").

     WHEREAS, the parties desire that the Fund Assets and Liabilities (as defined below) of the Country Growth Fund, Country Asset Allocation Fund,
Country Tax Exempt Bond Fund, Country Money Market Fund, Country Short-Term Government Bond Fund, and Country Long-Term Bond Fund (each an "Acquired Fund" and collectively, the "Acquired Funds") be conveyed to and, acquired and assumed, respectively, by the Trust's Country Growth Fund, Country Balanced Fund, Country Tax Exempt Bond Fund, Country Money Market Fund, Country Short-Term Bond Fund, and Country Bond Fund, respectively (each an "Acquiring Fund" and collectively, the "Acquiring Funds") in exchange for shares of equal net asset value of such Acquiring Fund which shall thereafter promptly be distributed to the shareholders of the Acquired Funds in connection with their liquidation as described in this Agreement and set forth in Schedule A attached hereto (each such acquisition and assumption of an Acquired Fund's Fund Assets and Liabilities by the corresponding Acquiring Fund a "Reorganization," and collectively, the "Reorganizations"); and

     WHEREAS, the parties intend that each Reorganization qualify as a "reorganization," within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and that each Acquiring Fund and corresponding Acquired Fund will each be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to each respective Reorganization.

     NOW, THEREFORE, in accordance with the terms and conditions described herein, the Acquired Funds and Acquiring Funds shall be consolidated as follows:

     1. Conveyance of Fund Assets and Liabilities of the Acquired Funds.

          (a) Except as provided below, at the Effective Time of the Reorganization (as defined in Section 8) all assets of every kind, and all interests, rights, privileges and powers of the Acquired Funds (the "Fund Assets"), subject to all liabilities of the Acquired Funds existing as of the Effective Time of the Reorganization (the "Liabilities"), shall be transferred by each Acquired Fund to each corresponding Acquiring Fund and shall be accepted and assumed by such Acquiring Fund, as more particularly set forth in this Agreement, such that at and after the Effective Time of the Reorganization: (i) all Fund Assets of each Acquired Fund shall become the assets of the corresponding Acquiring Fund; and (ii) all Liabilities of each Acquired Fund shall attach to the corresponding Acquiring Fund, enforceable against each Acquiring Fund to the same extent as if originally incurred by such Acquiring Fund.

          (b) It is understood and agreed that the Fund Assets shall include all property and assets of any nature whatsoever, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued) and receivables (including dividend and interest receivables) owned or exercisable by an Acquired Fund, and any deferred or prepaid expenses shown as an asset on such Acquired Fund's books, that the Liabilities of an unknown accrued or unaccrued, absolute or contingent, in all cases, existing at the Effective Time of the Reorganization.

          (c) At least fifteen (15) business days prior to the Closing Date (as defined in Section 8), each Acquired Fund will provide to, or cause to be provided to, the corresponding Acquiring Fund, a schedule of its securities, other assets and its known liabilities. It is understood and agreed that each such Acquired Fund may sell any of the securities or other assets shown on such schedule prior to the Effective Time of the Reorganization but will not, without the prior approval of the corresponding Acquiring Fund, acquire any additional securities other than securities that the Acquiring Fund is permitted to purchase in accordance with its stated investment objective and policies. At least ten (10) business days prior to the Closing Date, each Acquiring Fund will advise each corresponding Acquired Fund of any investments of each such Acquired Fund shown on such schedule that such Acquiring Fund would not be permitted to hold, pursuant to its stated investment objective and policies or otherwise. Each Acquired Fund, if requested by the corresponding Acquiring Fund, will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements. In addition, if it is determined that the investment portfolios of an Acquired Fund and its corresponding Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations applicable to such Acquiring Fund, an Acquired Fund, if requested by the corresponding Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Effective Time of the Reorganization.

          (d) The Fund Assets shall be transferred and conveyed to the Acquiring Funds on the following basis:


               (1) In exchange for the transfer of the Fund Assets, each Acquiring Fund shall simultaneously issue to the corresponding Acquired Fund at the Effective Time of the Reorganization full and fractional Shares of the Acquiring Funds, as set forth in Schedule A attached hereto, having an aggregate net asset value equal to the net value of the Fund Assets minus Liabilities so conveyed and assumed, all determined in accordance with this Agreement. In this regard, the number of full and fractional shares of the Acquiring Funds delivered to each Acquired Fund shall be determined by dividing the value of the Fund Assets minus Liabilities, computed in the manner and as of the time and date set forth in this Agreement, by the net asset value of one Acquiring Fund share of such designated class, computed in the manner and as of the time and date set forth in this Agreement.

               (2) The net asset value of shares to be delivered by each Acquiring Fund, and the net value of the Fund Assets minus Liabilities to be conveyed by each Acquired Fund and assumed by the Acquiring Funds, shall, in each case, be determined as of the Valuation Time as defined in Section 3. The net asset value of Shares of the Acquiring Funds shall be computed in accordance with its then current valuation procedures. In determining the value of the Fund Assets, each security to be included in the Fund Assets shall be priced in accordance with each Acquiring Fund's then current valuation procedures.

     2. Liquidation of Each Acquired Fund. At the Effective Time of the Reorganization, each Acquired Fund shall make a liquidating distribution to its shareholders as follows: Shareholders of record of an Acquired Fund shall be credited with full and fractional shares of the respective Shares that are issued by the corresponding Acquiring Fund in connection with the Reorganization corresponding to the Acquired Fund shares that are held of record by the shareholder at the Effective Time of the Reorganization. Each such shareholder also shall have the right to receive any unpaid dividends or other distributions which were declared before the Effective Time of the Reorganization with respect to the Acquired Fund shares that are held of record by the shareholder at the Effective Time of the Reorganization, and the Trust shall record on its books the ownership of the respective Acquiring Fund shares by such shareholders (the "Transferor Record Holders"). All of the issued and outstanding shares of an Acquired Fund at the Effective Time of the Reorganization shall be redeemed and canceled on the books of each Company at such time. As soon as reasonably possible after the Effective Time of the Reorganization, each Company shall wind up the affairs of each Acquired Fund and shall file any final regulatory reports, including but not limited to any Form N-SAR and Rule 24f-2 filings, with respect to each Acquired Fund, and also shall take all other steps as are necessary and proper to effect the termination or declassification of the Acquired Funds in accordance with all applicable laws.

     3. Valuation Time. The "Valuation Time" shall be the time as of which the net asset value of each class of shares of the Acquired Funds and the Acquiring Funds is determined pursuant to their respective valuation procedures on the Closing Date or such earlier or later time as may be mutually agreed to in writing by the parties hereto.

     4. Certain Representations, Warranties and Agreements of each Company on behalf of its corresponding Acquired Funds. Each Company, for itself and, where appropriate, on behalf of its corresponding Acquired Fund(s), represents and warrants to, and agrees with, the Trust, on behalf of each Acquiring Fund as follows, with such representations, warranties and agreements made on behalf of the Acquired Funds on a several (and not joint, or joint and several) basis:

                    (a) Each Company is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Maryland. Each Company is registered with the SEC as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

                    (b) Each Company has the power to own all of its properties and assets and to consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

                    (c) This Agreement has been duly authorized by the Board of Directors of each Company on behalf of each Acquired Fund, and has been executed and delivered by duly authorized officers of each Company, and represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Agreement does not, and, subject to the approval of shareholders referred to in Section 7, the consummation of the transactions contemplated by this Agreement will not, violate the Articles of Incorporation or the By-Laws of each Company, or any material agreement or arrangement to which each Company is a party or by which it is bound.

                    (d) For each taxable year of its operation (including the taxable year ending on the Closing Date (as defined in
                         Section 8)), each Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date.

                    (e) Each Company has valued, and will continue to value, the portfolio securities and other assets of its corresponding Acquired Fund(s) in accordance with applicable legal requirements.

                    (f) The proxy statement and form of proxy included within each Company's Schedule 14A (the "Proxy Statement"), from its effective date with the SEC through the time of the shareholders meeting referred to in Section 6 and the Effective Time of the Reorganization, insofar as they relate to each Company, or the Acquired Funds
                         (i) shall comply in all material respects with the provisions of the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act, the rules and regulations thereunder, and applicable state securities laws, and (11) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

                    (g) All of the issued and outstanding shares of each Company's Acquired Funds have been validly issued and are fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws.

                    (h) Each Company shall operate the business of its corresponding Acquired Fund(s) in the ordinary course between the date hereof and the Effective Time of the Reorganization, except that each Company shall complete all measures in respect of its corresponding Acquired Fund(s) prior to the Effective Time of the Reorganization to ensure that each Reorganization qualifies as a  "reorganization"  within the meaning of
                         Section 368(a) of the Code, regardless of whether such measures are in the ordinary course. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable in anticipation of the Reorganizations. Notwithstanding anything herein to the contrary, each Company shall take all appropriate action necessary in order for each Company to receive the opinion provided for in Sections 9(f),(g) and (h).

                    (i) At the Effective Time of the Reorganization, each Company's Acquired Fund(s) will have good and marketable title to the Fund Assets and full right, power and authority to assign, deliver and otherwise transfer such assets.

                    (j) At the Effective Time of the Reorganization, all federal and other tax returns and reports of the Acquired Funds required by law to have been filed by such time including extensions shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on such returns and reportsshall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best knowledge of management of each Company, no such return or report shall be currently under audit and no assessment shall have been asserted with respect to such returns or reports.

     5. Certain Representations, Warranties and Agreements of the Trust on behalf of the Acquiring Funds. The Trust, on behalf of itself and where appropriate, on behalf of each Acquiring Fund, represents and warrants to, and agrees with, each Company on behalf of each Acquired Fund as follows, with such representations, warranties and agreements made on behalf of the Acquiring Funds on a several (and not joint, or joint and several) basis:

                    (a) The Trust is a business trust duly created, validly existing and in good standing under the laws of the Stateof Delaware and is registered with the SEC as an open-end management investment company under the 1940 Act and such registration is in full force and effect.

                    (b) The Trust has the power to own all of its properties and assets and to consummate the transactions contemplated herein, and has all necessary federal, state and local authorizations to carry on its business as now being conducted and to consummate the transactions contemplated by this Agreement.

                    (c) This Agreement has been duly authorized by the Board of Trustees of the Trust on behalf of the Acquiring Funds, and executed and delivered by duly authorized officers of the Trust, and represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors rights and to general equity principles. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement will not, violate the Amended and Restated Declaration of Trust of the Trust or any material agreement or arrangement to which it is a party or by which it is bound.

                    (d) For each taxable year of its operation (including the taxable year that includes the Closing Date (as defined in Section 8)), each Acquiring Fund has met (or reasonably intends to meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or reasonably intends to be) eligible to and has computed (or reasonably intends to compute) its federal income tax under Section 852 of the Code.

                    (e) The Trust has valued, and will continue to value, the portfolio securities and other assets of the Acquiring Fund in accordance with applicable legal requirements.

                    (f) The Proxy Statement, from its effective date with the SEC through the time of the shareholders meeting referred to in Section 7 and at the Effective Time of the Reorganization, insofar as it relates to the Trust, or the Acquiring Funds (i) shall comply in all material respects with the provisions of the 1934 Act and the 1940 Act, the rules and regulations thereunder, and state securities laws, and (11) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

                    (g) The shares of the Acquiring Fund to be issued and delivered to the corresponding Acquired Funds for the account of the shareholders of each Acquired Fund, pursuant to the terms hereof, shall have been duly authorized as of the Effective Time of the Reorganization and, when so issued and delivered, shall be duly and validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Funds shall have any preemptive right of subscription or purchase in respect thereto.

                    (h) All of the issued and outstanding shares of the Acquiring Funds have been validly issued and are fully paid and non-assessable, and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws.

                    (i) The Trust shall operate the business of the Acquiring Funds in the ordinary course between the date hereof and the Effective Time of the Reorganization, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable in anticipation of the Reorganizations. Notwithstanding anything herein to the contrary, the Trust shall take all appropriate action necessary in order for the Trust to receive the opinion provided for in Sections 10(d), (e) and (f).

                    (j) At the Effective Time of the Reorganization, all federal and other tax returns and reports if any of the Acquiring Funds required by law to have been filed by such time including extensions shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on such returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best knowledge of management of the Trust, no such return or report shall be currently under audit and no assessment shall have been asserted with respect to such returns or reports.

                    (k)  Prior to the Effective Time of the Reorganization, each
                         Acquiring   Fund  will  have  carried  on  no  business
                         activity and will have had no assets or liabilities.

     6. Regulatory Filings. Each Company has filed the Proxy Statement with the SEC.

     7. Shareholder Action. After the effective date of the Proxy Statement each Company shall hold a meeting(s) of the shareholders of each Acquired Fund for the purpose of considering and voting upon:

               (a)  approval   of  this   Agreement   and   the   Reorganization
                    contemplated hereby; and

               (b) such other matters as may be determined by the Board of Directors of each Company.

     8. Closing Date, Effective Time of the Reorganization. The "Closing Date" shall be October 31, 2001, or such earlier or later date as may be mutually agreed in writing by the parties hereto. Delivery of the Fund Assets and the shares of each Acquiring Fund to be issued pursuant to
          Section  1 and the  liquidation  of the  Acquired  Funds  pursuant  to
          Section 2 shall occur on the day following the Closing Date, whether or not such day is a business day, or on such other date, and at such place and time, as may be mutually agreed in writing, by the parties hereto. The date and time at which such actions are taken are referred to herein as the "Effective Time of the Reorganization." To the extent any Fund Assets are, for any reason, not transferred at the Effective Time of the Reorganization, each Company shall cause such Fund Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter.

     9. Conditions to the Trust's Obligations on Behalf of the Acquiring Funds. The obligations of the Trust hereunder shall be subject to the following conditions precedent:

               (a) This Agreement and the Reorganization shall have been approved by the Board of Directors of each Company and by a requisite vote of the shareholders of the Acquired Funds in the manner required by each Company's Articles of Incorporation, By-Laws, applicable law and this Agreement.

               (b) All representations and warranties of each Company made in this Agreement shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time of the Reorganization.

               (c) Each Company shall have delivered to the Trust a statement of assets and liabilities of each Acquired Fund, showing the tax basis of such assets for federal income tax purposes by lot and the holding periods of such assets, as of the Valuation Time.

               (d) Each Company shall have duly executed and delivered to the Trust such bills of sale, assignments, certificates and other instruments of transfer ("Transfer Documents") as the Trust may deem necessary or desirable to transfer all of the Acquired Funds' rights, title and interest in and to the Fund Assets.

               (e) Each Company shall have delivered a certificate executed in its name by an appropriate officer, in a form reasonably satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of each Company on behalf of each Acquired Fund made in this Agreement are true and correct at and as of the Valuation Time and that, to the best of its knowledge, the Fund Assets include only assets which the corresponding Acquiring Fund may properly acquire under its investment objectives, policies and limitations and may otherwise be lawfully acquired by such Acquiring Fund.

               (f) Each Company shall have received an opinion of Dechert, upon which each Acquiring Fund and their shareholders may rely, based upon representations made in certificates provided by each Company, and/or its affiliates and/or principal shareholders of the Acquired Funds to Dechert, addressed to each Company in a form reasonably satisfactory to it, and dated as of the Closing Date, substantially to the effect that, for federal income tax purposes, each Reorganization will qualify as a "reorganization" within the meaning of
                    Section 368(a) of the Code, and the Acquired Funds and the Acquiring Funds will be a party to a "reorganization," within the meaning of Section 368 (b) of the Code, with respect to the Reorganizations.

               (g) The Proxy Statement shall have become effective and no stop order suspending the effectiveness shall have been instituted, or to the knowledge of each Company, contemplated by the SEC.

               (h) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

               (i) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

               (j) Each Company on behalf of each Acquired Fund shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Time and the Effective Time of the Reorganization.

               (k) Each Company shall have received a duly executed instrument whereby each Acquiring Fund assumes all of the liabilities of each Company's corresponding Acquired Fund.

               (l) Each Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing Date, which, together with all previous distributions, shall have the effect of distributing to its shareholders (a) all of its investment company taxable income and all of its net capital gain, if any, for the period from the close of its last taxable year to 4:00 p.m. Eastern Time on the Closing Date; and (b) any undistributed investment company taxable income or net capital gain from any period to the extent not already distributed.

     10. Conditions to each Company's Obligations on behalf of the Acquired Funds. The obligations of each Company hereunder shall be subject to the following conditions precedent:

               (a) This Agreement and the Reorganization shall have been approved by the Board of Trustees of the Trust on behalf of each Acquiring Fund.

               (b) All representations and warranties of the Trust made in this Agreement shall be true and correct in all material respects as if made at and as of the Valuation Time and the Effective Time of the Reorganization.

               (c) The Trust shall have delivered a certificate executed in its name by an appropriate officer, in a form reasonably satisfactory to each Company and dated as of the Closing Date, to the effect that the representations and warranties of each Acquiring Fund made in this Agreement are true and correct at and as of the Valuation Time.

               (d) The Trust shall have received an opinion of Dechert, upon which each Acquired Fund and its shareholders may rely, based upon representations made in certificates provided by the Trust, and/or its affiliates and/or principal shareholders of the Acquiring Funds to Dechert, addressed to the Trust in a form reasonably satisfactory to it, and dated as of the Closing Date, substantially to the effect that, for federal income tax purposes, each Reorganization will qualify as a "reorganization" within the meaning of Section 368 (a) of the Code, and the Acquired Funds and the Acquiring Funds will each be a party to a "reorganization," within the meaning of Section 368 (b) of the Code, with respect to the Reorganizations.

               (e) The Proxy Statement shall have become effective and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Trust, contemplated by the SEC.

               (f) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

               (g) The SEC shall not have issued any unfavorable advisory report under Section 25 (b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the transactions contemplated by this Agreement under Section 25
                    (c) of the 1940 Act.

               (h) The Trust on behalf of each Acquiring Fund shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by it prior to or at the Valuation Time and the Effective Time of the Reorganization.

     11.  Tax Matters.

               (a) Each Company and the Trust hereby represent and warrant and that each shall use its best efforts to cause each Reorganization to qualify, and will not (whether before or after consummation of the Reorganizations) take any actions that could prevent each Reorganization from qualifying, as a "reorganization" under the provisions of Section 368 of the Code.

               (b) Except where otherwise required by law, the parties shall not take a position on any tax returns inconsistent with the treatment of each Reorganization for tax purposes as a "reorganization," within the meaning of Section 368 (a) of the Code and each Acquiring Fund and each Acquired Fund will comply with the record keeping and information filing requirements of Section 1.368-3 of the Treasury Regulation in accordance therewith.

     12. Survival of Representations and Warranties. The representations and warranties of the Trust on behalf of each Acquiring Fund set forth in this Agreement shall survive the delivery of the Fund Assets to such Acquiring Fund and the issuance of the shares of each Acquiring Fund at the Effective Time of the Reorganization to the corresponding Acquired Fund shareholders.

     13. Termination of Agreement. This Agreement may be terminated by a party at or, in the case of Subsection 13(c), below, at any time prior to, the Effective Time of the Reorganization by a vote of a majority of its Board members as provided below:

               (a) By the Trust on behalf of its Acquiring Funds if the conditions set forth in Section 9 are not satisfied as specified in said Section;

               (b) By each Company on behalf of its Acquired Funds if the conditions set forth in Section 10 are not satisfied as specified in said Section;

               (c)  By mutual written consent of the Trust and each Company.

     14. Governing Law. This Agreement and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Delaware, except to the extent preempted by federal law.

     15.  Brokerage Fees and Expenses.

               (a) The Trust represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

               (b) The Companies and/or their affiliates will be responsible for the expenses related to entering into and carrying out the provisions of this Agreement, whether or not the transactions contemplated hereby are consummated.

     16.  Amendments.

               This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each Company, acting on behalf of the Acquired Funds or the Trust, acting on behalf of the Acquiring Funds; provided, however, that following the meeting of the shareholders of an Acquired Fund, no such amendment may have the effect of changing the provisions for determining the number of shares of the Acquiring Funds to be issued to the Transferor Record Holders under this Agreement to the detriment of such Transferor Record Holders, or otherwise materially and adversely affecting an Acquired Fund, without such Acquired Fund obtaining its shareholders' further approval:

               (a) At any time prior to or (to the fullest extent permitted by law) after approval of this Agreement by the shareholders of an Acquired Fund, each Company on behalf of an Acquired Fund, may waive any breach by the Trust, on behalf of an Acquiring Fund, or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing and signed by an officer of such registered investment companies);

               (b) At any time prior to or (to the fullest extent permitted by law) after approval of this Agreement by the shareholders of an Acquired Fund, the Trust, on behalf of an Acquiring Fund, may waive any breach by each Company on behalf of an Acquired Fund, or the failure to satisfy any of the conditions to either of their obligations (such waiver to be in writing and signed by an officer of such registered investment companies).

                    IN WITNESS  WHEREOF,  the  parties  hereto  have caused this
               Agreement to be executed by their duly authorized officers designated below as of the date first written above.

     Dated:  _______________, 2001

     COUNTRY GROWTH FUND, INC.

     By: __________________________

     Its: __________________________

     ATTEST: _____________________
                  Secretary

     COUNTRY ASSET ALLOCATION FUND, INC.

     By: __________________________

     Its: __________________________

     ATTEST: _____________________
                  Secretary

     COUNTRY TAX EXEMPT BOND FUND, INC.

     By: __________________________

     Its: __________________________

     ATTEST: _____________________
                  Secretary

     COUNTRY TAXABLE FIXED INCOME SERIES FUND, INC.

     By: __________________________

     Its: __________________________

     ATTEST: _____________________
                  Secretary

     COUNTRY MUTUAL FUNDS TRUST on behalf of its series Country Growth Fund, Country Balanced Fund, Country Tax Exempt Bond Fund, Country Short Term
     Bond  Fund,   Country   Money   Market  Fund  and  Country  Bond  Fund
     By: __________________________

     Its: _________________________

     ATTEST: _____________________
                  Secretary





                                   SCHEDULE A


SHAREHOLDERS OWNING SHARES OF THE                  WOULD RECEIVE SHARES OF THE
FOLLOWING ACQUIRED FUND AND SERIES                 FOLLOWING ACQUIRING FUND
OF EACH COMPANY:                                   AND SERIES OF THE TRUST:

COUNTRY Growth Fund                                COUNTRY Growth Fund

COUNTRY Asset Allocation Fund                      COUNTRY Balanced Fund

COUNTRY Tax Exempt Bond Fund                       COUNTRY Tax Exempt Bond Fund

COUNTRY Money Market Fund                          COUNTRY Money Market Fund

COUNTRY Short-Term Government Bond Fund            COUNTRY Short-Term Bond Fund

COUNTRY Long-Term Bond Fund                        COUNTRY Bond Fund





                              DECLARATION OF TRUST

                                       OF


                           COUNTRY MUTUAL FUNDS TRUST

                            a Delaware Business Trust



                           Dated as of August 9, 2001



                           Principal Place of Business

                              Bloomington, Illinois




                                 TABLE OF CONTENTS
                                                                            Page


ARTICLE I Name and Definitions................................................1

         Section 1.        Name...............................................1
         Section 2.        Definitions........................................1
                  (a) "Bylaws"................................................1
                  (b) "Certificate of Trust"..................................1
                  (c) "Class".................................................1
                  (d) "Commission"............................................1
                  (e) "Declaration of Trust"..................................1
                  (f) "Delaware Act"..........................................1
                  (g) "Interested Person".....................................2
                  (h) "Manager"...............................................2
                  (i) "1940 Act"..............................................2
                  (j) "Person"................................................2
                  (k) "Principal Underwriter".................................2
                  (l) "Series"................................................2
                  (m) "Shareholder"...........................................2
                  (n) "Shares"................................................2
                  (o) "Trust".................................................2
                  (p) "Trust Property"........................................2
                  (q) "Trustees"..............................................2

ARTICLE II Purpose of Trust....................................................2


ARTICLE III Shares.............................................................3

         Section 1.   Division of Beneficial Interest..........................3
         Section 2.   Ownership of Shares......................................4
         Section 3.   Transfer of Shares.......................................4
         Section 4.   Investments in the Trust.................................4
         Section 5.   Status of Shares and Limitation of Personal Liability....4
         Section 6.   Establishment and Designation of Series or Class.........4
                  (a) Assets Held with Respect to a Particular Series..........5
                  (b) Liabilities Held with Respect to a Particular Series.....5
                  (c) Dividends, Distributions, Redemptions, and Repurchases...6
                  (d) Equality.................................................6
                  (e) Fractions................................................6
                  (f) Exchange Privilege.......................................6
                  (g) Combination of Series or Class...........................7
         Section 7.        Indemnification of Shareholders.....................7

ARTICLE IV Trustees............................................................7

         Section 1.   Number, Election and Tenure..............................7
         Section 2.   Effect of Death, Resignation, . . . etc. of a Trustee....7
         Section 3.   Powers...................................................8
         Section 4.   Payment of Expenses by the Trust........................11
         Section 5.   Payment of Expenses by Shareholders.....................11
         Section 6.   Ownership of Assets of the Trust........................12
         Section 7.   Service Contracts.......................................12
         Section 8.   Trustees and Officers as Shareholders...................13
         Section 9.   Independent Trustees....................................13

ARTICLE V Shareholders' Voting Powers and Meetings............................14

         Section 1.   Voting Powers, Meetings, and Record Dates...............14
         Section 2.   Quorum and Required Vote................................14
         Section 3.   Record Dates............................................15
         Section 4.   Additional Provisions...................................15

ARTICLE VI Net Asset Value, Distributions and Redemptions.....................15

         Section 1.   Determination of Net Asset Value, Net Income,
                      and Distributions.......................................15
         Section 2.   Redemptions and Repurchases.............................15

ARTICLE VII Compensation, Limitation of Liability and Indemnification
            of Trustees.......................................................17

         Section 1.   Compensation............................................17
         Section 2.   Limitation of Liability.................................17
         Section 3.   Indemnification.........................................18
         Section 4.   Trustee's Good Faith Action, Expert Advice,
                      No Bond or Surety.......................................19
         Section 5.   Insurance...............................................19

ARTICLE VIII Miscellaneous....................................................19

         Section 1.   Liability of Third Persons Dealing with Trustees........19
         Section 2.   Termination of the Trust or Any Series or Class.........20
         Section 3.   Reorganization..........................................20
         Section 4.   Amendments..............................................21
         Section 5.   Filing of Copies, References, Headings..................21
         Section 6.   Applicable Law..........................................22
         Section 7.   Provisions in Conflict with Law or Regulations..........22
         Section 8.   Business Trust Only.....................................22


                              DECLARATION OF TRUST

                                       OF

                           COUNTRY MUTUAL FUNDS TRUST


     THIS DECLARATION OF TRUST is made and entered into as of the date set forth below by the Trustees named hereunder for the purpose of forming a Delaware business trust in accordance with the provisions hereinafter set forth.

     NOW, THEREFORE, the Trustees hereby direct that the Certificate of Trust be filed with the office of the Secretary of State of the State of Delaware and do hereby declare that the Trustees will hold IN TRUST all cash, securities, and other assets which the Trust now possesses or may hereafter acquire from time to time in any manner and manage and dispose of the same upon the following terms and conditions for the benefit of the holders of Shares of this Trust.

                                   ARTICLE I

                              Name and Definitions


     Section 1. Name. This Trust shall be known as Country Mutual Funds Trust and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

     Section 2. Definitions. Whenever used herein, unless otherwise required by the context or specifically provided:

          (a) "Bylaws" shall mean the Bylaws of the Trust as amended from time to time, which Bylaws are expressly herein incorporated by reference as part of the "governing instrument" within the meaning of the Delaware Act;

          (b) "Certificate of Trust" means the certificate of trust, as amended or restated from time to time, filed by the Trustees in the office of the Secretary of State of the State of Delaware in accordance with the Delaware Act;

          (c) "Class" means a class of Shares of a Series of the Trust established in accordance with the provisions of Article III hereof;

          (d)  "Commission"  shall have the meaning  given such term in the 1940
     Act;

          (e) "Declaration of Trust" means this Declaration of Trust, as amended or restated from time to time;

          (f) "Delaware Act" means the Delaware Business Trust Act 12 Del. Code ss.3801 et seq., as amended from time to time;

          (g) "Interested Person" shall have the meaning given it in section 2(a)(19) of the 1940 Act;

          (h) "Manager" means a party furnishing services to the Trust pursuant to any contract described in Article IV, section 7(a) hereof;

          (i) "1940 Act" means the Investment Company Act of 1940 and the rules and regulations thereunder, all as amended from time to time;

          (j) "Person" means and includes individuals, corporations, partnerships, trusts, associations, joint ventures, estates, and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign;

          (k) "Principal Underwriter" shall have the meaning given such term in the 1940 Act;

          (l) "Series" means each series of Shares established and designated under or in accordance with the provisions of Article III hereof;

          (m) "Shareholder" means a record owner of outstanding Shares;

          (n) "Shares" means the shares of beneficial interest into which the beneficial interest in the Trust shall be divided from time to time and includes fractions of shares as well as whole shares;

          (o) "Trust" means the Delaware Business Trust established under the Delaware Act by this Declaration of Trust and the filing of the Certificate of Trust in the office of the Secretary of State of the State of Delaware;

          (p) "Trust Property" means any and all property, real or personal, tangible or intangible, which is from time to time owned or held by or for the account of the Trust; and

          (q) "Trustees" means the Person or Persons who have signed this Declaration of Trust and all other Persons who may from time to time be duly elected or appointed to serve as Trustees in accordance with the provisions hereof, in each case so long as such Person shall continue in office in accordance with the terms of this Declaration of Trust, and reference herein to a Trustee or the Trustees shall refer to such Person or Persons in his or her or their capacity as Trustees hereunder.

                                   ARTICLE II

                                Purpose of Trust

     The purpose of the Trust is to conduct, operate and carry on the business of an open-end management investment company registered under the 1940 Act through one or more Series investing primarily in securities, and to carry on such other business as the Trustees may from time to time determine pursuant to their authority under this Declaration of Trust.

                                  ARTICLE III

                                     Shares

     Section 1. Division of Beneficial Interest. The beneficial interest in the Trust shall be divided into one or more Series. The Trustees may divide each Series into two or more Classes. Subject to the further provisions of this
Article III and any applicable requirements of the 1940 Act, the Trustees shall have full power and authority, in their sole discretion, and without obtaining any authorization or vote of the Shareholders of any Series or Class thereof,
(i) to divide the beneficial interest in each Series or Class thereof into Shares, with or without par value as the Trustees shall determine, (ii) to issue Shares without limitation as to number (including fractional Shares) to such Persons and for such amount and type of consideration, subject to any restriction set forth in the Bylaws, including cash or securities, at such time or times and on such terms as the Trustees may deem appropriate, (iii) to establish and designate and to change in any manner any Series or Class thereof and to fix such preferences, voting powers, rights, duties and privileges and business purpose of each Series or Class thereof as the Trustees may from time to time determine, which preferences, voting powers, rights, duties and privileges may be senior or subordinate to (or in the case of business purpose, different from) any existing Series or Class thereof and may be limited to specified property or obligations of the Trust or profits and losses associated with specified property or obligations of the Trust, (iv) to divide or combine the Shares of any Series or Class thereof into a greater or lesser number without thereby materially changing the proportionate beneficial interest of the Shares of such Series or Class thereof in the assets held with respect to that Series, (v) to classify or reclassify any issued Shares of any Series or Class thereof into Shares of one or more Series or Classes, (vi) to change the name of any Series or Class thereof, (vii) to abolish any one or more Series or Classes thereof, and (viii) to take such other action with respect to the Shares as the Trustees may deem desirable.

     Subject to the distinctions permitted among Classes of the same Series as established by the Trustees, consistent with the requirements of the 1940 Act, each Share of a Series of the Trust shall represent an equal beneficial interest in the net assets of such Series, and each holder of Shares of a Series shall be entitled to receive such holder's pro rata share of distributions of income and capital gains, if any, made with respect to such Series. Upon redemption of the Shares of any Series, the applicable Shareholder shall be paid solely out of the funds and property of such Series of the Trust.

     All references to Shares in this Declaration of Trust shall be deemed to be Shares of any or all Series or Classes thereof, as the context may require. All provisions herein relating to the Trust shall apply equally to each Series of the Trust and each Class thereof, except as the context otherwise requires.

     All Shares issued hereunder, including, without limitation, Shares issued in connection with a dividend in Shares or a split or reverse split of Shares, shall be fully paid and non-assessable. Except as otherwise provided by the Trustees, Shareholders shall have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Trust.

     Section 2. Ownership of Shares. The ownership of Shares shall be recorded on the books of the Trust or those of a transfer or similar agent for the Trust, which books shall be maintained separately for the Shares of each Series or Class of the Trust. No certificates certifying the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time. The Trustees may make such rules as they consider appropriate for the issuance of Share certificates, the transfer of Shares of each Series or Class of the Trust and similar matters. The record books of the Trust as kept by the Trust or any transfer or similar agent, as the case may be, shall be conclusive as to the identity of the Shareholders of each Series or Class of the Trust and as to the number of Shares of each Series or Class of the Trust held from time to time by each Shareholder.

     Section 3. Transfer of Shares. Except as otherwise provided by the Trustees, Shares shall be transferable on the books of the Trust only by the record holder thereof or by his or her duly authorized agent upon delivery to the Trustees or the Trust's transfer agent of a duly executed instrument of transfer, together with a Share certificate if one is outstanding, and such evidence of the genuineness of each such execution and authorization and of such other matters as may be required by the Trustees. Upon such delivery, and subject to any further requirements specified by the Trustees or contained in the Bylaws, the transfer shall be recorded on the books of the Trust. Until a transfer is so recorded, the Shareholder of record of Shares shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor the Trust, nor any transfer agent or registrar or any officer, employee, or agent of the Trust, shall be affected by any notice of a proposed transfer.

     Section 4. Investments in the Trust. Investments may be accepted by the Trust from Persons, at such times, on such terms, and for such consideration as the Trustees from time to time may authorize.

     Section 5. Status of Shares and Limitation of Personal Liability. Shares shall be deemed to be personal property giving only the rights provided in this instrument. Every Shareholder by virtue of having become a Shareholder shall be held to have expressly assented and agreed to the terms hereof. The death, incapacity, dissolution, termination, or bankruptcy of a Shareholder during the existence of the Trust shall not operate to terminate the Trust, nor entitle the representative of any such Shareholder to an accounting or to take any action in court or elsewhere against the Trust or the Trustees, but entitles such representative only to the rights of such Shareholder under this Declaration of Trust. Ownership of Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust Property or right to call for a participation or division of the same or for an accounting, nor shall the ownership of Shares constitute the Shareholders as partners. No Shareholder shall be personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to, the Trust or any Series. Neither the Trust nor the Trustees, nor any officer, employee, or agent of the Trust shall have any power to bind personally any Shareholders, nor, except as specifically provided herein, to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay.

     Section 6. Establishment and Designation of Series or Class. The establishment and designation of any Series or Class of Shares of the Trust shall be effective upon the adoption by a majority of the then Trustees of a resolution that sets forth such establishment and designation and the relative rights and preferences of such Series or Class of the Trust, whether directly in such resolution or by reference to another document including, without limitation, any registration statement of Trust, or as otherwise provided in such resolution.

     Shares of each  Series or Class of the Trust  established  pursuant to this
Article III, unless otherwise provided in the resolution establishing such Series or Class, shall have the following relative rights and preferences:

     (a) Assets Held with Respect to a Particular Series. All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits, and proceeds thereof from whatever source derived (including, without limitation, any proceeds derived from the sale, exchange or liquidation of such assets and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be) shall irrevocably be held separately with respect to that Series for all purposes, subject only to the rights of creditors of such Series from the assets of the Trust and every other Series, and shall be so recorded upon the books of account of the Trust. Such consideration, assets, income, earnings, profits and proceeds thereof, from whatever source derived, (including, without imitation, any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds), in whatever form the same may be, are herein referred to as "assets held with respect to" that Series. In the event that there are any assets, income, earnings, profits and proceeds thereof, funds or payments which are not readily identifiable as assets held with respect to any particular Series (collectively "General Assets"), the Trustees shall allocate such General Assets to, between or among any one or more of the Series in such manner and on such basis as the Trustees, in their sole discretion, deem fair and equitable, and any General Assets so allocated to a particular Series shall be held with respect to that Series. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes. Separate and distinct records shall be maintained for each Series and the assets held with respect to each Series shall be held and accounted for separately from the assets held with respect to all other Series and the General Assets of the Trust not allocated to such Series.

     (b) Liabilities Held with Respect to a Particular Series. The assets of the Trust held with respect to each particular Series shall be charged against the liabilities of the Trust held with respect to that Series and all expenses, costs, charges, and reserves attributable to that Series, except that liabilities and expenses allocated solely to a particular Class shall be borne by that Class. Any general liabilities of the Trust which are not readily identifiable as being held with respect to any particular Series or Class shall be allocated and charged by the Trustees to and among any one or more of the Series or Classes in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable. All liabilities, expenses, costs, charges, and reserves so charged to a Series or Class are herein referred to as "liabilities held with respect to" that Series or Class. Each allocation of liabilities, expenses, costs, charges, and reserves by the Trustees shall be conclusive and binding upon the Shareholders of all Series or Classes for all purposes. Without limiting the foregoing, but subject to the right of the Trustees to allocate general liabilities, expenses, costs, charges or reserves as herein provided, the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular Series shall be enforceable against the assets held with respect to such Series only and not against the assets of the Trust generally or against the assets held with respect to any other Series. Notice of this contractual limitation on liabilities among Series may, in the Trustees' discretion, be set forth in the Certificate of Trust of the Trust (whether originally or by amendment) as filed or to be filed in the Office of the Secretary of State of the State of Delaware pursuant to the Delaware Act, and upon the giving of such notice in the Certificate of Trust, the statutory provisions of Section 3804 of the Delaware Act relating to limitations on liabilities among Series (and the statutory effect under Section 3804 of setting forth such notice in the Certificate of Trust) shall become applicable to the Trust and each Series. Any person extending credit to, contracting with or having any claim against any Series may look only to the assets of that Series to satisfy or enforce any debt, with respect to that Series. No Shareholder or former Shareholder of any Series shall have a claim on or any right to any assets allocated or belonging to any other Series.

     (c) Dividends, Distributions, Redemptions, and Repurchases. Notwithstanding any other provisions of this Declaration of Trust, including, without limitation, Article VI, no dividend or distribution, including, without limitation, any distribution paid upon termination of the Trust or of any Series or Class with respect to, nor any redemption or repurchase of, the Shares of any Series or Class, shall be effected by the Trust other than from the assets held with respect to such Series, nor shall any Shareholder of any particular Series or Class otherwise have any right or claim against the assets held with respect to any other Series except to the extent that such Shareholder has such a right or claim hereunder as a Shareholder of such other Series. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital, and each such determination and allocation shall be conclusive and binding upon the Shareholders.

     (d) Equality. All the Shares of each particular Series shall represent an equal proportionate interest in the assets held with respect to that Series (subject to the liabilities held with respect to that Series or Class thereof and such rights and preferences as may have been established and designated with respect to any Class within such Series), and each Share of any particular Series shall be equal to each other Share of that Series. With respect to any Class of a Series, each such Class shall represent interests in the assets of that Series and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that expenses allocated to a Class may be borne solely by such Class as determined by the Trustees, and voting rights of each Series or Class shall be determined in accordance with Article V.

     (e) Fractions. Any fractional Share of a Series or Class thereof, shall carry proportionately all the rights and obligations of a whole Share of that Series or Class, including rights with respect to voting, receipt of dividends and distributions, redemption of Shares and termination of the Trust.

     (f) Exchange Privilege. The Trustees shall have the authority to provide that the holders of Shares of any Series or Class shall have the right to exchange said Shares for Shares of one or more other Series of Shares or Class of Shares of the Trust or of other investment companies registered under the 1940 Act in accordance with such requirements and procedures as may be established by the Trustees.

     (g) Combination of Series or Class. The Trustees shall have the authority, without the approval of the Shareholders of any Series or Class unless otherwise required by applicable law, to combine the assets and liabilities held with respect to any two or more Series or Classes into assets and liabilities held with respect to a single Series or Class.

     Section 7. Indemnification of Shareholders. In case any Shareholder of any Series shall be held to be personally liable solely by reason of his being or having been a Shareholder of such Series and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives, or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, on behalf of the affected Series, shall, upon request by the Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

                                   ARTICLE IV

                                    Trustees

     Section 1. Number, Election and Tenure. The number of Trustees shall initially be one, who shall be Paul M. Harmon. Hereafter, the number of Trustees shall at all times be at least one and no more than fifteen as determined, from time to time, by the Trustees pursuant to Section 3 of this Article IV. To the extent required by applicable law, the Shareholders may elect Trustees at any meeting of Shareholders called by the Trustees for that purpose. Any Trustee may be removed at any meeting of Shareholders by a vote of two-thirds of the outstanding Shares of the Trust. Each Trustee shall serve during the lifetime of the Trust until he or she dies, resigns, has reached the mandatory retirement age as set by the Trustees, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his or her successor. In the event that less than the majority of the Trustees holding office have been elected by the Shareholders, the Trustees then in office shall call a meeting of Shareholders for the election of Trustees. Any Trustee may resign at any time by written instrument signed by him or her and delivered to any officer of the Trust or to a meeting of the Trustees. Such resignation shall be effective upon receipt unless specified to be effective at some other time. Except to the extent expressly provided in a written agreement with the Trust, no Trustee resigning and no Trustee removed shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal. The Shareholders may elect Trustees at any meeting of Shareholders called by the Trustees for that purpose.

     Section 2. Effect of Death, Resignation, . . . etc. of a Trustee. The death, resignation, declination to serve, retirement, removal or incapacity of one or more Trustees, or all of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration of Trust. Whenever there shall be fewer than the designated number of Trustees, until additional Trustees are elected or appointed as provided herein to bring the total number of Trustees equal to the designated number, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration of Trust. As conclusive evidence of such vacancy, a written instrument certifying the existence of such vacancy may be executed by an officer of the Trust or by a majority of the Trustees. In the event of the death, declination, resignation, retirement, removal, or incapacity of all the then Trustees within a short period of time and without the opportunity for at least one Trustee being able to appoint additional Trustees to replace those no longer serving, the Trust's Manager(s) are empowered to appoint new Trustees subject to the provisions of section 16(a) of the 1940 Act. In that case, any officer of the Trust may call a Shareholders meeting for the election of Trustees.

     Section 3. Powers. Subject to the provisions of this Declaration of Trust, the business of the Trust shall be managed by the Trustees, and the Trustees shall have all powers necessary or convenient to carry out that responsibility including the power to engage in securities transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt Bylaws not inconsistent with this Declaration of Trust providing for the management of the affairs of the Trust and may amend and repeal such Bylaws to the extent that such Bylaws do not reserve that right to the Shareholders; enlarge or reduce the number of Trustees; remove any Trustee with or without cause at any time by written instrument signed by a least two-thirds of the number of Trustees prior to such removal, specifying the date when such removal shall become effective, and fill vacancies caused by enlargement of their number or by the death, resignation, retirement or removal of a Trustee; elect and remove, with or without cause, such officers and appoint and terminate such agents as they consider appropriate; establish and terminate one or more committees, that may exercise the powers and authority of the Board of Trustees to the extent that the Trustees so determine; employ one or more custodians of the assets of the Trust and may authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; employ an administrator for the Trust and may authorize such administrator to employ subadministrators; employ an investment adviser or other Manager of the Trust and may authorize such Person to employ subadvisers; retain a transfer agent or a Shareholder servicing agent, or both; provide for the issuance and distribution of Shares by the Trust directly or through one or more Principal Underwriters or otherwise; redeem, repurchase and transfer Shares pursuant to applicable law; set record dates for the determination of Shareholders with respect to various matters; declare and pay dividends and distributions to Shareholders of each Series from the assets of such Series; and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee established by the Trustees and to any agent or employee of the Trust or to any such custodian, transfer or Shareholder servicing agent, Principal Underwriter, investment adviser, administrator or other Manager. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of this Declaration of Trust, the presumption shall be in favor of a grant of power to the Trustees. Unless otherwise specified herein or in the Bylaws or required by law, any action by the Trustees shall be deemed effective if approved or taken by a majority of the Trustees present at a meeting of Trustees at which a quorum of Trustees is present, within or without the State of Delaware.

         Without limiting the foregoing, the Trustees shall have the power and authority to cause the Trust (or to act on behalf of the Trust):

     (a) To invest and reinvest cash and other property, to hold cash and other property uninvested, and to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, write options on, lend or otherwise deal in or dispose of contracts for the future acquisition or delivery of, securities, property and instruments of every nature and kind, including, without limitation, all types of bonds, debentures, stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial papers, repurchase agreements, bankers' acceptances, currency (including foreign currency) and other securities, property, and instruments of any kind, issued, created, guaranteed, or sponsored by any and all Persons, including without limitation, states, territories, and possessions of the United States and the District of Columbia and any political subdivision, agency, or instrumentality thereof, and foreign government or any political subdivision of the United States Government or any foreign government, or any international instrumentality, or by any bank or savings institution, or by any corporation or organization organized under the laws of the United States or of any state, territory, or possession thereof, or by any corporation or organization organized under any foreign law, or in "when issued" contracts for any such securities, property or instruments, to change the investments of the assets of the Trust; and to exercise any and all rights, powers, and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons, to exercise any of said rights, powers, and privileges in respect of any of said instruments;

     (b) To sell, exchange, lend, pledge, mortgage, hypothecate, lease, or write options (including, options on futures contracts) in respect to, or otherwise deal in any property rights relating to, any or all of the assets of the Trust or any Series;

     (c) To vote or give assent, or exercise any rights of ownership, with respect to stock or other securities or property; and to execute and deliver proxies or powers of attorney to such Person or Persons as the Trustees shall deem proper, granting to such Person or Persons such power and discretion with relation to securities or property as the Trustees shall deem proper;

     (d) To exercise powers and right of subscription or otherwise which in any manner arise out of ownership or securities;

     (e) To hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form, or in its own name or in the name of a custodian or subcustodian or a nominee or nominees or otherwise;

     (f) To consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer of any security which is held in the Trust; to consent to any contract, lease, mortgage, purchase or sale of property by such corporation or issuer; and to pay calls or subscriptions with respect to any security held in the Trust;

     (g) To join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper;

     (h) To compromise, arbitrate or otherwise, adjust claims in favor of or against the Trust or any matter in controversy, including, but not limited to, claims for taxes;

     (i) To enter into joint ventures, general or limited partnerships and any other combinations or associations;

     (j) To borrow funds or other property in the name of the Trust exclusively for Trust purposes and in connection therewith issue notes or other evidence of indebtedness; and to mortgage and pledge the Trust Property or any part thereof to secure any or all of such indebtedness;

     (k) To endorse or guarantee the payment of any notes or other obligations of any Person; to make contracts of guaranty or suretyship, or otherwise assume liability for payment thereof; and to mortgage and pledge the Trust Property or any part thereof to secure any of or all of such obligations;

     (l) To purchase and pay for entirely out of Trust Property such insurance as the Trustees may deem necessary or appropriate for the conduct of the business, including, without limitation, insurance policies insuring the assets of the Trust or payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers, Principal Underwriters, or independent contractors of the Trust, individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action, alleged to have been taken or omitted by any such Person as Trustee, officer employee, agent, investment adviser, Principal Underwriter, or independent contractor, including any action taken or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such Person against liability;

     (m) To adopt, establish and carry out pension, profit-sharing, Share bonus, Share purchase, savings, thrift and other retirement, incentive and benefit plans and trusts, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any or all of the Trustees, officers, employees and agents of the Trust;

     (n) To operate as and carry out the business of an investment company, and exercise all the powers necessary or appropriate to the conduct of such operations;

     (o) To enter into contracts of any kind and description;

     (p) To employ as custodian of any assets of the Trust one or more banks, trust companies or companies that are members of a national securities exchange or such other entities as the Commission may permit as custodians of the Trust, subject to any conditions set forth in this Declaration of Trust or in the Bylaws;

     (q) To employ auditors, counsel or other agents of the Trust, subject to any conditions set forth in this Declaration of Trust or in the Bylaws;

     (r) To interpret the investment policies, practices, or limitations of any Series or Class; and

     (s) To establish separate and distinct Series with separately defined investment objectives and policies and distinct investment purposes, and with separate Shares representing beneficial interests in such Series, and to establish separate Classes, all in accordance with the provisions of Article III;

     (t) To the full extent permitted by Section 3804 of the Delaware Act, to allocate assets, liabilities and expenses of the Trust to a particular Series and liabilities and expenses to a particular Class or to apportion the same between or among two or more Series or Classes, provided that any liabilities or expenses incurred by a particular Series or Class shall be payable solely out of the assets belonging to that Series or Class as provided for in Article III;

     (u) To establish, from time to time, a minimum investment for Shareholders in the Trust or in one or more Series or Classes, and to require the redemption of the Shares of any Shareholders whose investment is less than such minimum, or who does not satisfy any other criteria the Trustees may set from time to time, upon giving any requisite notice to such Shareholder; and

     (v) Subject to the 1940 Act, to engage in any other lawful act or activity in which a business trust organized under the Delaware Act may engage.

     The Trust shall not be limited to investing in obligations maturing before the possible termination of the Trust or one or more of its Series. The Trust shall not in any way be bound or limited by any present or future law or custom in regard to investment by fiduciaries. The Trust shall not be required to obtain any court order to deal with any assets of the Trust or take any other action hereunder.

     Section 4. Payment of Expenses by the Trust. The Trustees are authorized to pay or cause to be paid out of the principal or income of the Trust, or partly out of the principal and partly out of income, as they deem fair, all expenses, fees, charges, taxes and liabilities incurred or arising in connection with the Trust, or in connection with the management thereof, including, but not limited to, the Trustees' compensation and such expenses and charges for the services of the Trust's officers, employees, investment adviser or other Manager, Principal Underwriter, auditors, counsel, custodian, transfer agent, Shareholder servicing agent, and such other agents or independent contractors and such other expenses and charges as the Trustees may deem necessary or proper to incur, which expenses, fees, charges, taxes and liabilities shall be allocated in accordance with Article III, Section 6 hereof.

     Section 5. Payment of Expenses by Shareholders. The Trustees shall have the power, as frequently as they may determine, to cause each Shareholder, or each Shareholder of any particular Series, to pay directly, in advance or arrears, expenses of the Trust as described in Section 4 of this Article IV ("Expenses"), in an amount fixed from time to time by the Trustees, by setting off such Expenses due from such Shareholder from declared but unpaid dividends owed such Shareholder and/or by reducing the number of Shares in the account of such Shareholder by that number of full and/or fractional Shares which represents the outstanding amount of such Expenses due from such Shareholder, provided that the direct payment of such Expenses by Shareholders is permitted under applicable law.

     Section 6. Ownership of Assets of the Trust. Title to all of the assets of the Trust shall at all times be considered as vested in the Trust, except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person as nominee, on such terms as the Trustees may determine. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each Person who may hereafter become a Trustee. upon the resignation, removal or death of a Trustee, he or she shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

     Section 7. Service Contracts.

     (a) Subject to such requirements and restrictions as may be set forth under federal and/or state law and in the Bylaws, including, without limitation, the requirements of Section 15 of the 1940 Act, the Trustees may, at any time and from time to time, contract for exclusive or nonexclusive advisory, management and/or administrative services for the Trust or for any Series (or Class thereof) with any corporation, trust, association, or other organization or Person (each, a Manager); and any such contract may contain such other terms as the Trustees may determine, including, without limitation, authority for the Managers to supervise and direct the investment of all assets held, and to determine from time to time without prior consultation with the Trustees what investments shall be purchased, held, sold or exchanged and what portion, if any, of the assets of the Trust shall be held uninvested and to make changes in the Trust's investments; authority for a Manager to delegate certain or all of
its  duties  under  such   contracts  to  qualified   investment   advisers  and
administrators (each, a Sub-Manager); and authority to conduct such other activities as may specifically be delegated to such party.

     (b) The Trustees may also, at any time and from time to time, contract with any corporation, trust, association, or other organization, appointing it exclusive or nonexclusive distributor or Principal Underwriter for the Shares of one or more of the Series (or Classes) or other securities to be issued by the Trust. Every such contract shall comply with such requirements and restrictions as may be set forth under federal and/or state law and in the Bylaws, including, without limitation, the requirements of Section 15 of the 1940 Act; and any such contract may contain such other terms as the Trustees may determine.

     (c) The Trustees are also empowered, at any time and from time to time, to contract with any corporations, trusts, associations or other organizations, appointing it or them the custodian, transfer agent and/or Shareholder servicing agent for the Trust or one or more of its Series. Every such contract shall comply with such requirements and restrictions as may be set forth under federal and/or state law and in the Bylaws or stipulated by resolution of the Trustees.

     (d) Subject to applicable law, the Trustees are further empowered, at any time and from time to time, to contract with any Person to provide such other services to the Trust or one or more of the Series, as the Trustees determine to be in the best interests of the Trust and the applicable Series.

     (e) The fact that:

     (i) any of the Shareholders, Trustees, or officers of the Trust is a Shareholder, director, officer, partner, trustee, employee, Manager, adviser, Principal Underwriter, distributor, or affiliate or agent of or for any corporation, trust, association, or other organization, or for any parent or affiliate of any organization with which an advisory, management, or administration contract, or Principal Underwriter's or distributor's contract, or transfer agent, Shareholder servicing agent or other type of service contract may have been or may hereafter be made, or that any such organization, or any parent or affiliate thereof, is a Shareholder or as an interest in the Trust; or that

     (ii) any corporation, trust, association or other organization with which an advisory, management, or administration contract or Principal
          Underwriter's or distributor's contract, or transfer agent or Shareholder servicing agent contract may have been or may hereafter be made also has an advisory, management, or administration contract, or Principal Underwriter's or distributor's or other service contract with one or more other corporations, trusts, associations, or other organizations, or has other business or interests,shall not affect the validity of any such contract or disqualify any Shareholder, Trustee or officer of the Trust from voting upon or executing the same, or create any liability or accountability to the Trust or its Shareholders, provided approval of each such contract is made pursuant to the requirements of the 1940 Act.

     Section 8. Trustees and Officers as Shareholders. Any Trustee, officer or agent of the Trust may acquire, own and dispose of Shares to the same extent as if he or she were not a Trustee, officer or agent; and the Trustees may issue and sell and cause to be issued and sold Shares to, and redeem such Shares from, any such Person or any firm or company in which such Person is interested, subject only to the general limitations contained herein or in the Bylaws relating to the sale and redemption of such Shares.

     Section 9. Independent Trustees. In accordance with Section 3801(h) of the Delaware Act, a Trustee is an independent Trustee if the Trustee is not an Interested Person of the Trust; provided that the receipt of compensation for service as an independent Trustee of the Trust and also for service as an independent Trustee of one or more other investment companies managed by a single investment adviser (or an affiliated person, as defined in Section 2(a)(3) of the 1940 Act, of such investment adviser) shall not affect the status of the Trustee as an independent Trustee under the Delaware Act. An independent Trustee shall be deemed to be independent and disinterested for all purposes.


                                   ARTICLE V

                    Shareholders' Voting Powers and Meetings

     Section 1. Voting Powers, Meetings, and Record Dates. The Shareholders shall have power to vote only: (i) for the election or removal of Trustees as provided in Article IV, Section 1 hereof, and (ii) with respect to such additional matters relating to the Trust as may be required by applicable law, this Declaration of Trust, the Bylaws or any registration of the Trust with the Commission (or any successor agency), or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote for each dollar value invested as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. Notwithstanding any other provision of this Declaration of Trust, on any matters submitted to a vote of the Shareholders, all Shares of the Trust then entitled to vote shall be voted in aggregate except: (i) when required by the 1940 Act, Shares shall be voted by individual Series and/or Classes; (ii) when the matter involves any action that the Trustees have determined will affect only the interests of one or more Series, then only Shareholders of such Series shall be entitled to vote thereon; and (iii) when the matter involves any action that the Trustees have determined will affect only the interests of one or more Classes, then only the Shareholders of such Class or Classes shall be entitled to vote thereon. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. A proxy may be given by any means acceptable under applicable law, including by an electronic or telecommunications device if so authorized by the Trustees. Notwithstanding anything else contained herein or in the Bylaws, in the event a proposal by anyone other than the officers or Trustees of the Trust is submitted to a vote of the Shareholders of one or more Series or Classes thereof or of the Trust, or in the event of any proxy contest or proxy solicitation or proposal in opposition to any proposal by the officers or Trustees of the Trust, Shares may be voted only by written proxy or in person at a meeting. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration of Trust or the Bylaws to be taken by the Shareholders. Meetings of the Shareholders shall be called and notice thereof and record dates therefor shall be given and set as provided in the Bylaws.

     Section 2. Quorum and Required Vote. Except when a larger quorum is required by applicable law, by the Bylaws or by this Declaration of Trust, thirty-three and one-third percent (33-1/3%) of the Shares entitled to vote shall constitute a quorum at a Shareholders' meeting. When any one or more Series (or Classes) is to vote as a single Class separate from any other Shares, thirty-three and one-third percent (33-1/3%) of the Shares of each such Series (or Class) entitled to vote shall constitute a quorum at a Shareholders' meeting of that Series (or Class). Except when a larger vote is required by any provision of this Declaration of Trust or the Bylaws or by applicable law, when a quorum is present at any meeting, a majority of the Shares voted shall decide any questions and a plurality of the Shares voted shall elect a Trustee, provided that where any provision of law or of this Declaration of Trust requires that the holders of any Series shall vote as a Series (or that holders of a Class shall vote as a Class), then a majority of the Shares of that Series (or Class) voted on the matter (or a plurality with respect to the election of a Trustee) shall decide that matter insofar as that Series (or Class) is concerned.

     Section 3. Record Dates. For the purpose of determining the Shareholders of any Series (or Class) who are entitled to receive payment of any dividend or of any other distribution, the Trustees may from time to time fix a date, which shall be before the date for the payment of such dividend or such other payment, as the record date for determining the Shareholders of such Series (or Class) having the right to receive such dividend or distribution. Without fixing a record date, the Trustees may for distribution purposes close the register or transfer books for one or more Series (or Classes) at any time prior to the payment of a distribution. Nothing in this Section shall be construed as precluding the Trustees from setting different record dates for different Series (or Classes).

     Section 4. Additional Provisions. The Bylaws may include further provisions for Shareholders' votes and meetings and related matters.


                                   ARTICLE VI

                 Net Asset Value, Distributions and Redemptions

     Section 1. Determination of Net Asset Value, Net Income, and Distributions. Subject to applicable law and Article III, Section 6 hereof, the Trustees, in their absolute discretion, may prescribe and shall set forth in the Bylaws or in a duly adopted vote of the Trustees such bases and time for determining the per Share or net asset value of the Shares of any Series or Class or net income attributable to the Shares of any Series or Class, or the declaration and payment of dividends and distributions on the Shares of any Series or Class, as they may deem necessary or desirable.

     Section 2. Redemptions and Repurchases.

     (a) The Trust shall purchase such Shares as are offered by any Shareholder for redemption, upon the presentation of a proper instrument of transfer together with a request directed to the Trust, or a Person designated by the Trust, that the Trust purchase such Shares or in accordance with such other procedures for redemption as the Trustees may from time to time authorize; and the Trust will pay therefor the net asset value thereof as determined by the Trustees (or on their behalf), in accordance with any applicable provisions of the Bylaws and applicable law. Payment for said Shares shall be made by the Trust to the Shareholder in accordance with the 1940 Act and any rules and regulations thereunder or as otherwise required by the Commission. The obligation set forth in this Section 2 is subject to the provision that, in the event that any time the New York Stock Exchange, Inc. (the "Exchange") is closed other than for weekends or holidays, or if permitted by the rules and regulations or an order of the Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of the investments of the applicable Series or to determine fairly the value of the net assets held with respect to such Series or during any other period permitted by order of the Commission for the protection of investors, such obligation may be suspended or postponed by the Trustees. In the case of a suspension of the right of redemption as provided herein, a Shareholder may either withdraw the request for redemption or receive payment based on the net asset value per Share next determined after the termination of such suspension.

     (b) Payment for any Shares which are presented for redemption shall be made in cash or property from the assets of the relevant Series and payment for such Shares shall be made within seven (7) days after the date upon which the redemption request is effective, or such longer period as provided above, or as otherwise may be required. Subject to the foregoing, the fair value, selection and quantity of securities or other property so paid or delivered as all or part of the redemption price may be determined by or under authority of the Trustees in accordance with any procedures adopted by the Board of Trustees. In no case shall the Trust be liable for any delay of any Manager or other Person in transferring securities selected for delivery as all or part of any payment-in-kind.

     (c) If the Trustees shall, at any time and in good faith, determine that direct or indirect ownership of Shares of any Series or Class thereof has or may become concentrated in any Person to an extent that would disqualify any Series as a regulated investment company under the Internal Revenue Code of 1986, as amended (or any successor statute thereto), then the Trustees shall have the power (but not the obligation) by such means as they deem equitable (i) to call for the redemption by any such Person of a number, or principal amount, of Shares sufficient to maintain or bring the direct or indirect ownership of Shares into conformity with the requirements for such qualification, (ii) to refuse to transfer or issue Shares of any Series or Class thereof to such Person whose acquisition of the Shares in question would result in such disqualification, or (iii) to take such other actions as they deem necessary and appropriate to avoid such disqualification. Any such redemption shall be effected at the redemption price and in the manner provided in this Article VI.

     (d) The holders of Shares shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares as the Trustees deem necessary to comply with the provisions of the Internal Revenue Code of 1986, as amended (or any successor statute thereto), or to comply with the requirements of any other taxing authority.

     (e) The Trust shall have the right at any time without prior notice to the Shareholder to redeem Shares of any Shareholder for their then current net asset value per Share if:

          (i) at such time the Shareholder owns Shares having an aggregate net asset value of less than an amount set from time to time by the Trustees subject to such terms and conditions as the Trustees may approve, and subject to the Trust's giving general notice to all Shareholders of its intention to avail itself of such right, either by publication in the Trust's registration statement, if any, or by such other means as the Trustees may determine;

          (ii) the Trustees believe that it is in the best interest of the Trust to do so because of prior involvement by the Shareholder in fraudulent acts relating to securities transactions; or

          (iii)the Trustees determine in light of relevant circumstances that redemption is appropriate, and such redemption is permitted under the Delaware Act and any other applicable law.


                                  ARTICLE VII

      Compensation, Limitation of Liability and Indemnification of Trustees

     Section 1. Compensation. The Trustees in such capacity shall be entitled to reasonable compensation from the Trust and they may fix the amount of such compensation. However, the Trust will not compensate those Trustees who are Interested Persons of the Trust, its Manager, Sub-Manager, distributor or Principal Underwriter. Nothing herein shall in any way prevent the employment of a Trustee for advisory, management, legal, accounting, investment banking or other services and payment for such services by the Trust.

     Section 2. Limitation of Liability. A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VII, for any act, omission or obligation of the Trust, any Trustee, or any officer, Manager, Sub-Manager, agent, employee, or Principal Underwriter of the Trust. A Trustee shall not be liable for any act or omission or any conduct whatsoever in his capacity as Trustee, provided that nothing contained herein shall protect any Trustee against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee hereunder, provided however, that a Trustee shall not be liable for errors of judgment or mistakes of fact or law.

     All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series of the Trust for payment under such credit, contract, or claim; and neither the Trustees nor the Shareholders, nor any of the Trust's officers, employees, or agents, whether past, present, or future, shall be personally liable therefor.

     Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his, her or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon. At the Trustees' discretion, any note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers may give notice that the Certificate of Trust is on file in the office of the Secretary of State of the State of Delaware and that a limitation on liability of Series exists and such note, bond, contract, instrument, certificate or undertaking may, if the Trustees so determine, recite that the same was executed or made on behalf of the Trust by a Trustee or Trustees in such capacity and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only on the assets and property of the Trust or a Series thereof, and may contain such further recital as such Person or Persons may deem appropriate. The omission of any such notice or recital shall in no way operate to bind any Trustee, officer, or Shareholder individually.

     Section 3. Indemnification.

          (a) Subject to the exceptions and limitations contained in Section 3(b) of this Article:

               (i) every Person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against all liabilities and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Trustee or officer and against amounts paid or incurred by him or her in the settlement thereof;

               (ii) the words "claim,"  "action," "suit," or "proceeding"  shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative, investigative or other, including appeals), threatened, pending or completed, while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and all other liabilities whatsoever.

          (b)  No  indemnification  shall be  provided  hereunder  to a  Covered
               Person:

               (i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

               (ii) in the  event  of a  settlement,  unless  there  has  been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

          (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

          (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Section 3(a) of this Article shall be paid by the Trust or Series prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust, unless it is ultimately determined that he or she is entitled to indemnification under this Section 3; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, or (ii) the Trust is insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under Section 3.

     Section 4. Trustee's Good Faith Action, Expert Advice, No Bond or Surety. The exercise by the Trustees of their powers and discretion hereunder shall be binding upon everyone interested. A Trustee shall not be liable to the Trust and to any Shareholder except for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

     Section 5. Insurance. The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee, officer, employee, or agent of the Trust in connection with any claim, action, suit, or proceeding in which he or she may become involved by virtue of his or her present capacity or former capacity as a Trustee of the Trust.

                                  ARTICLE VIII

                                  Miscellaneous

     Section 1. Liability of Third Persons Dealing with Trustees. No Person dealing with the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

     Section 2. Termination of the Trust or Any Series or Class.

     (a) Unless terminated as provided herein, the Trust shall continue without limitation of time. The Trust may be terminated at any time by vote of a majority of the Shares of each Series entitled to vote, voting separately by Series, or by the Trustees by written notice to the Shareholders. Any Series of Shares or Class thereof may be terminated at any time by vote of a majority of the Shares of such Series or Class entitled to vote, or by the Trustees by written notice to the Shareholders of such Series or Class.

     (b) Upon the requisite Shareholder vote or action by the Trustees to terminate the Trust or any one or more Series or Class, after paying or otherwise providing for all charges, taxes, expenses, and liabilities, whether due or accrued or anticipated, of the Trust or of the particular Series or Class as may be determined by the Trustees, the Trust shall in accordance with such procedures as the Trustees may consider appropriate reduce the remaining assets of the Trust or of the affected Series or Class to distributable form in cash or Shares (if any Series remain) or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the Series or Classes involved, ratably according to the number of Shares of such Series or Class held by the Shareholders of such Series or Class on the date of distribution. Thereupon, the Trust or any affected Series or Class shall terminate and the Trustees and the Trust shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title, and interest of all parties with respect to the Trust or such Series or Class shall be canceled and discharged.

     (c) Upon termination of the Trust, following completion of winding up of its business, the Trustees shall cause a certificate of cancellation of the Trust's Certificate of Trust to be filed in accordance with the Delaware Act, which certificate of cancellation may be signed by any one Trustee.

     Section 3. Reorganization.

     (a) Notwithstanding anything else herein, the Trustees may, without Shareholder approval unless such approval is specifically required by applicable law, (i) cause the Trust or any Series or Class thereof to sell, lease, exchange, transfer, pledge or otherwise dispose of all or substantially all of the Trust Property or the property of any Series or Class, including its good will, upon such terms and conditions and for such consideration as authorized by the Trustees, (ii) cause the Trust or any one or more Series (or Classes) of the Trust to merge or consolidate with or into one or more trusts (or Series or Classes thereof to the extent permitted by law), partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations or other business entities created by the Trustees to accomplish such merger or consolidation), or any one or more other Series (or Classes) of the Trust, (iii) cause the Shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law, or (iv) cause the Trust to reorganize as a corporation, business trust, limited liability company or limited liability partnership under the laws of Delaware or any other state or jurisdiction. Any agreement of merger or consolidation or exchange or certificate of merger or consolidation shall be approved and, to the extent required by applicable law, signed by a majority of the Trustees.

     (b) Pursuant to and in accordance with the provisions of Section 3815(f) of the Delaware Act, and notwithstanding anything to the contrary contained in this Declaration of Trust, an agreement of merger or consolidation approved by the Trustees in accordance with this Section 3 may (i) effect any amendment to the governing instrument of the Trust or (ii) effect the adoption of a new governing instrument of the Trust if the Trust is the surviving or resulting trust in the merger or consolidation.

     (c) The Trustees may create one or more business trusts to which all or any part of the assets, liabilities, profits, or losses of the Trust or any Series or Class thereof may be transferred any may provide for the conversion of Shares in the Trust or any Series or Class thereof into beneficial interests in any such newly created trust or trusts or any series of classes thereof.

     Section 4. Amendments. Except as specifically provided in this Section 4, the Trustees may, without Shareholder vote, restate, amend, or otherwise supplement this Declaration of Trust. Shareholders shall have the right to vote on (i) any amendment that would affect their right to vote granted in Article V,
Section 1 hereof, (ii) any amendment to this Section 4 of Article VIII affecting their rights; (iii) any amendment that requires their vote under applicable law or by the Trust's registration statement, as filed with the Commission, and (iv) any amendment submitted to them for their vote by the Trustees. Any amendment required or permitted to be submitted to the Shareholders that, as the Trustees determine, shall affect the Shareholders of one or more Series shall be authorized by a vote of the Shareholders of each Series affected and no vote of Shareholders of a Series not affected shall be required. Notwithstanding anything else herein, no amendment hereof shall limit the rights to indemnification or insurance provided by Article VII hereof with respect to any acts or omissions of Persons covered thereby prior to such amendment. The Trustees may, without Shareholder vote, restate, amend, or otherwise supplement the Certificate of Trust as they deem necessary or desirable.

     Section 5. Filing of Copies, References, Headings. The original or a copy of this instrument and of each restatement and/or amendment hereto shall be kept at the office of the Trust where it may be inspected by any Shareholder. Anyone dealing with the Trust may rely on a certificate by an officer of the Trust as to whether or not any such restatements and/or amendments have been made and as to any matters in connection with the Trust hereunder; and, with the same effect as if it were the original, may rely on a copy certified by an officer of the Trust to be a copy of this instrument or of any such restatements and/or amendments. In this instrument and in any such restatements and/or amendments, references to this instrument, and all expressions such as "herein," "hereof," and "hereunder," shall be deemed to refer to this instrument as amended or affected by any such restatements and/or amendments. Headings are placed herein for convenience of reference only and shall not be taken as a part hereof or control or affect the meaning construction or effect of this instrument. Whenever the singular number is used herein, the same shall include the plural; and the neuter, masculine and feminine genders shall include each other, as applicable. This instrument may be executed in any number of counterparts each of which shall be deemed an original.

     Section 6. Applicable Law.

     (a) The Trust is created under, and this Declaration of Trust is to be governed by, and construed and enforced in accordance with, the laws of the State of Delaware. The Trust shall be of the type commonly called a business trust, and without limiting the provisions hereof, the Trust specifically reserves the right to exercise any of the powers or privileges afforded to business trusts or actions that may be engaged in by business trusts under the Delaware Act, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

     (b) Notwithstanding the first sentence of Section 6(a) of this Article VIII, there shall not be applicable to the Trust, the Trustees, or this Declaration of Trust either the provisions of Section 3540 of Title 12 of the Delaware Code or any provisions of the laws (statutory or common) of the State of Delaware (other than the Delaware Act) pertaining to trusts that relate to or regulate: (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges; (ii) affirmative requirements to post bonds for trustees, officers, agents, or employees of a trust; (iii) the necessity for obtaining a court or other governmental approval concerning the acquisition, holding, or disposition of real or personal property; (iv) fees or other sums applicable to trustees, officers, agents or employees of a trust; (v) the allocation of receipts and expenditures to income or principal; (vi) restrictions or limitations on the permissible nature, amount, or concentration of trust investments or requirements relating to the titling, storage, or other manner of holding of trust assets; or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers or liabilities or authorities and powers of trustees that are inconsistent with the limitations or liabilities or authorities and powers of Trustees set forth or referenced in this Declaration of Trust.

     Section 7. Provisions in Conflict with Law or Regulations.

     (a) The provisions of this Declaration of Trust are severable, and if the Trustees shall determine, with the advice of counsel, that any such provision is in conflict with the 1940 Act, the regulated investment company provisions of the Internal Revenue Code of 1986, as amended (or any successor statute thereto), and the regulations thereunder, the Delaware Act or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of this Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

     (b) If any provision of this Declaration of Trust shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration of Trust in any jurisdiction.

     Section 8. Business Trust Only. It is the intention of the Trustees to create a business trust pursuant to the Delaware Act. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment, or any form of legal relationship other than a business trust pursuant to the Delaware Act. Nothing in this Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners, or members of a joint stock association.

     IN WITNESS WHEREOF, the Trustee named below does hereby make and enter into this Declaration of Trust as of the 9th day of August, 2001.





                                ----------------------------------------------
                                Paul M. Harmon, as Trustee, and not individually


                THE PRINCIPAL PLACE OF BUSINESS OF THE TRUST IS:

                              Bloomington, Illinois